SCHEDULE 14A
(RULE 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐ Preliminary Proxy Statement
☑ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
☐ Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
Chartwell Dividend and Income Fund, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
Payment of Filing Fee (Check the appropriate box):

☑	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

CHARTWELL DIVIDEND AND INCOME FUND, INC.
400 Bellevue Parkway
Wilmington, Delaware 19809

Wilmington, Delaware
January 4, 2011

To Our Shareholders:

It is our pleasure to invite you to two separate Special Meetings of Shareholders of Chartwell Dividend and Income Fund, Inc. (the “Fund”) to be held at the offices of Chartwell Investment Partners, L.P. (“Chartwell Partners”), 1235 Westlakes Drive, Suite 400, Berwyn, Pennsylvania, on January 31, 2011. The first Special Meeting will be held at 8:30 a.m. (Eastern Time) and the second Special Meeting will be held at 9:00 a.m. (Eastern Time). Formal notices of each Special Meeting appear on the next pages and are followed by the Proxy Statement for both Special Meetings.

At the first Special Meeting, you are being asked to vote on the approval of a new investment management agreement between the Fund and Bexil Advisers LLC. If this agreement becomes effective, it would replace the Fund’s current investment management agreement with Chartwell Partners. At the second Special Meeting, you are being asked to elect a new board of directors. Each nominee for the new board of directors currently serves as a director of other closed-end and open-end funds advised by affiliates of Bexil Advisers LLC. If these nominees are elected, they would replace the Fund’s current directors.

The two proposals that will be considered at the Special Meetings are contemplated in a transaction agreement among Chartwell Partners, Bexil Corporation and Bexil Advisers LLC, which is described in the accompanying proxy statement. If the proposals are approved at the Special Meetings and the other conditions of the transaction agreement are satisfied or waived, we expect that the new investment management agreement will become effective and the new directors would be seated promptly following the Special Meetings.

The Board of Directors unanimously recommends that you vote FOR the approval of the new investment management agreement and FOR election of each of the nominees.

We hope you will be able to attend both Special Meetings, but we urge you, in any event, to complete and return the enclosed proxy cards in the envelope provided. If you have any questions, please call 1-877-732-3616, toll free to speak with the Altman Group which is assisting in the solicitation of proxies.

The Annual Report for the year ended November 30, 2009 and the Semi-Annual Report for the semi-annual period ended May 31, 2010 have previously been mailed to shareholders of record. The Annual Report and Semi-Annual Report are not to be considered proxy soliciting material.

Sincerely,

Winthrop S. Jessup
Chairman

YOUR VOTE IS IMPORTANT

We consider the vote of each shareholder important, whatever the number of shares held. Please sign, date and return your proxies in the enclosed envelope at your earliest convenience.

CHARTWELL DIVIDEND AND INCOME FUND, INC.
400 Bellevue Parkway
Wilmington, Delaware 19809

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

January 4, 2011

To the Shareholders of
  Chartwell Dividend and Income Fund, Inc.:

Important Notice regarding the Availability of Proxy Materials for the first Special Meeting of Shareholders to Be Held on January 31, 2011: The Notice of the first Special Meeting of Shareholders and Proxy Statement are available on the Fund’s website at www.chartwellip.com.

A first Special Meeting of Shareholders of Chartwell Dividend and Income Fund, Inc. (the “Fund”) will be held at Chartwell Investment Partners, L.P., 1235 Westlakes Drive, Suite 400, Berwyn, Pennsylvania, on Monday, January 31, 2011, at 8:30 a.m. (Eastern Time), for the following purpose:

To consider and vote upon approval of a new investment management agreement between the Fund and Bexil Advisers LLC.

The subject referred to above is discussed in the Proxy Statement attached to this Notice. The Board of Directors unanimously recommends that you vote for the approval of the new investment management agreement. Each shareholder is invited to attend the first Special Meeting in person. To obtain directions to attend the first Special Meeting in person call toll-free 1-866-585-6552. Only holders of record at the close of business on November 19, 2010 are entitled to receive notice of, and to vote at, the first Special Meeting.

IF YOU CANNOT BE PRESENT AT THE FIRST SPECIAL MEETING, WE URGE YOU TO FILL IN, SIGN, AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. WE ASK YOUR COOPERATION IN COMPLETING AND RETURNING YOUR PROXY PROMPTLY. THE ENCLOSED PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE FUND.

Michael P. Malloy
Secretary

CHARTWELL DIVIDEND AND INCOME FUND, INC.
400 Bellevue Parkway
Wilmington, Delaware 19809

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

January 4, 2011

To the Shareholders of
  Chartwell Dividend and Income Fund, Inc.:

Important Notice regarding the Availability of Proxy Materials for the second Special Meeting of Shareholders to Be Held on January 31, 2011: The Notice of the second Special Meeting of Shareholders and Proxy Statement are available on the Fund’s website at www.chartwellip.com.

A second Special Meeting of Shareholders of Chartwell Dividend and Income Fund, Inc. (the “Fund”) will be held at Chartwell Investment Partners, L.P., 1235 Westlakes Drive, Suite 400, Berwyn, Pennsylvania, on Monday, January 31, 2011, at 9.00 a.m. (Eastern Time), for the following purpose:

To elect four Directors.

The subject referred to above is discussed in the Proxy Statement attached to this Notice. The Board of Directors unanimously recommends that you vote for the election of each of the nominees. Each shareholder is invited to attend the second Special Meeting in person. To obtain directions to attend the second Special Meeting in person call toll-free 1-866-585-6552. Only holders of record at the close of business on November 19, 2010 are entitled to receive notice of, and to vote at, the second Special Meeting.

IF YOU CANNOT BE PRESENT AT THE SECOND SPECIAL MEETING, WE URGE YOU TO FILL IN, SIGN, AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. WE ASK YOUR COOPERATION IN COMPLETING AND RETURNING YOUR PROXY PROMPTLY. THE ENCLOSED PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE FUND.

Michael P. Malloy
Secretary

SPECIAL MEETINGS OF SHAREHOLDERS
OF
CHARTWELL DIVIDEND AND INCOME FUND, INC.
400 Bellevue Parkway
Wilmington, Delaware 19809

PROXY STATEMENT

January 4, 2011

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Chartwell Dividend and Income Fund, Inc., a Maryland corporation (the “Fund”), to be voted at two separate Special Meetings of Shareholders of the Fund to be held at Chartwell Investment Partners, L.P., 1235 Westlakes Drive, Suite 400, Berwyn, Pennsylvania, on Monday, January 31, 2011, and at any adjournments or postponements thereof (each, a “Meeting” and together, the “Meetings”). The first Meeting will be held at 8:30 a.m. (Eastern Time) and the second Meeting will be held at 9:00 a.m. (Eastern Time). This Proxy Statement, the accompanying Notices of Special Meetings of Shareholders, and the accompanying proxy forms are being mailed to shareholders on or about January 5, 2011.

The Board has fixed the close of business on November 19, 2010 as the record date for the determination of shareholders entitled to notice of, and to vote at, each Meeting and at any postponements or adjournments thereof (the “Record Date”). On the Record Date, 16,905,967 shares of common stock were outstanding. Each outstanding share of common stock is entitled to one vote on the matter to be voted on at each Meeting. All properly executed and timely received proxies will be voted at the applicable Meeting in accordance with the directions marked thereon or otherwise provided therein. If you properly execute and return your proxies but do not indicate any voting instructions, your shares will be voted at the first Meeting “FOR” approval of the new investment management agreement and at the second Meeting “FOR” each of the nominees for election as directors. Any shareholder may revoke a proxy at any time prior to the exercise thereof by giving written notice to the Secretary of the Fund at 400 Bellevue Parkway, Wilmington, Delaware 19809, by signing another proxy of a later date or by personally voting at the applicable Meeting.

Properly executed proxies may contain instructions to abstain from voting or to withhold authority to vote (an “abstention”) or may represent a broker “non-vote” (which is a proxy from a broker or nominee indicating that the broker or nominee has not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power to vote). The shares represented by abstentions or broker non-votes will be considered present at a Meeting for purposes of determining the existence of a quorum for the transaction of business. With respect to the proposal to approve the investment management agreement, which is a matter to be determined by a majority of outstanding voting securities, as explained below, abstentions and broker non-votes will have the same effect as a vote against the proposal. With respect to the proposal to elect directors, which is a matter to be determined by a plurality of votes cast at the second Meeting on such matter, neither abstentions nor broker non-votes, not being votes cast, will have any effect on the outcome of the shareholder vote.

Under the Investment Company Act of 1940, as amended (the “1940 Act”) the vote of a majority of outstanding voting securities is required for approval of the new investment management agreement. For this purpose, the required vote is the lesser of: (i) 67% of the shares of the Fund present at the first Meeting, if the owners of more than 50% of the outstanding shares of the Fund are present or represented by proxy; or (ii) more than 50% of the outstanding shares of the Fund.

Each proposal is contingent upon the approval of the other proposal. This means that if the new investment management agreement is not approved, then the new directors will not take office, even if elected. In addition, implementation of the new investment management agreement will not occur unless shareholders also elect the new board of directors and other conditions of the Transaction Agreement (see “Background Information Regarding the Proposals”) are satisfied or waived.

We do not expect any business to be acted upon at a Meeting other than as described in this proxy statement. If any other procedural matters related to either of these proposals properly come before a Meeting, shares represented by proxies will be voted in the discretion of the person or persons holding the proxies.

A quorum for a Meeting will consist of the presence in person or by proxy of the holders of a majority of the shares entitled to vote at such Meeting. Whether or not a quorum is present at a Meeting, if sufficient votes in favor of a proposal are not received, the persons named as proxies may, but are under no obligation to, with no other notice than announcement at the applicable Meeting, propose and vote for one or more adjournments of such Meeting to permit the further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares that are represented at the applicable Meeting in person or by proxy. Shares represented by proxies indicating a vote against a proposal will be voted against adjournment as to that proposal.

All costs of soliciting proxies for both Meetings will be borne by Chartwell Investment Partners, L.P., the Fund’s current investment adviser (“Chartwell Partners”), Bexil Advisers LLC (“Bexil Advisers”), and Bexil Corporation (“Bexil”), the parent company of Bexil Advisers. The Fund has retained The Altman Group, Inc. to assist in the solicitation of proxies for a fee of $2,500, plus reimbursement for out-of- pocket expenses. All costs of the proxy solicitor will be paid by Chartwell Partners, Bexil Advisers, and Bexil. Banks, brokerage houses, and other custodians will be requested on behalf of the Fund to forward solicitation material to the beneficial owners of Fund shares to obtain authorizations for the execution of proxies, and Chartwell Partners, Bexil Advisers and Bexil will reimburse them for any reasonable expenses they incur. In addition, some of the officers of the Fund and persons affiliated with Chartwell Partners or Bexil may, without remuneration, solicit proxies personally or by telephone or telefax.

The Fund prepares and mails to its shareholders financial reports on a semi-annual basis. The Fund will furnish to shareholders upon request, without charge, copies of its Annual Report to Shareholders, containing audited financial statements for the fiscal year ended November 30, 2010, when available, and for the fiscal year ended November 30, 2009 and Semi-Annual Report to Shareholders, containing unaudited financial statements for the semi-annual period ended May 31, 2010. Requests for such Annual Report or Semi-Annual Report should be directed to the Fund c/o SEI Investments Global Funds Services, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456 or telephone toll-free 1-866-585-6552. Such Annual Reports and Semi-Annual Report are not to be regarded as proxy soliciting material.

BACKGROUND INFORMATION REGARDING THE PROPOSALS

Overview

Chartwell Partners is the investment adviser to the Fund, having served in this role since the formation of the Fund in 1998. On November 9, 2010, Chartwell Partners, Bexil and Bexil Advisers entered into an agreement (the “Transaction Agreement”) that provides for Bexil Advisers to replace Chartwell Partners as investment adviser to the Fund. More specifically, under the Transaction Agreement, Chartwell Partners has agreed: (i) to facilitate the transfer of the investment management services and responsibilities for the Fund (the “Fund Management”) to Bexil Advisers; (ii) to transfer to Bexil Advisers the rights and interests of Chartwell in the books and records (including those in electronic form or through electronic media) that relate to the Fund Management; and (iii) to provide transitional services to Bexil Advisers, primarily relating to Chartwell’s working knowledge of the securities in the Fund’s portfolio and the design of the Fund’s investment strategy and managed distribution policy. We refer to such facilitation, transfer and provision collectively as the “Business Transfer.” If the Business Transfer is consummated, then the Fund’s current investment management agreement with Chartwell (which we refer to as the “Current Agreement”) will be terminated and the Fund will concurrently enter into an investment management agreement with Bexil Advisers (which we refer to as the “Proposed Investment Management Agreement”).

The Fund is not a party to the Transaction Agreement. However, completion of the Business Transfer is subject to shareholder approval of each of the proposals described in this Proxy Statement. Therefore, if shareholders do not approve the Proposed Investment Management Agreement at the first Meeting or do not elect the new slate of directors at the second Meeting, or if the other conditions of the Transaction Agreement are not satisfied or waived, then the Business Transfer will not be completed and the Transaction Agreement will terminate. In such case, the current directors will continue to serve as the Fund’s directors until their terms of office expire and their successors are duly elected and qualified and Chartwell Partners will continue as the investment adviser to the Fund.

About the Parties

Chartwell Partners, 1235 Westlakes Drive, Suite 400, Berwyn, Pennsylvania 19312, was organized as a Pennsylvania limited partnership in 1997 and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). Chartwell Partners organized and sponsored the Fund and has been its investment adviser since the Fund’s inception in 1998. Chartwell GP, Inc. is the sole general partner of Chartwell Partners and Timothy J. Riddle is its Chief Executive Officer.

Bexil Advisers, 11 Hanover Square, New York, New York 10005, was organized as a Maryland limited liability company in 2010 and is registered as an investment adviser under the Advisers Act. Bexil Advisers is a wholly-owned subsidiary of Bexil, 11 Hanover Square, New York, New York 10005. Bexil is an operating company whose principals and certain affiliated companies provide investment advisory services to registered investment companies. Bexil’s other subsidiary, Bexil Securities LLC, is a broker-dealer.

Exhibit C to this Proxy Statement provides information about the principal occupations of the directors, managing partners and officers of Chartwell Partners and Bexil Advisers, respectively, and includes a chart of the Fund’s current officers that also identifies each current director or officer of the Fund who is an officer or partner of Chartwell Partners.

Although Bexil Advisers currently has no assets under management, its portfolio management personnel, individually and collectively, provide investment management services to two closed-end funds and three open-end funds through affiliated registered investment advisers: CEF Advisers, Inc. (“CEF Advisers”) and Midas Management Corporation (“Midas Management”). CEF Advisers provides investment advisory services to two closed-end funds (Global Income Fund, Inc. and Foxby Corp.) Midas Management provides investment advisory services to three open-end funds (Midas Fund, Midas Perpetual Portfolio and Midas Special Fund (collectively the “Midas Funds”)). The two closed-end funds and the three open-end funds are collectively referred to herein as the “Bexil Investment Company Complex.” If the Business Transfer is consummated, the Fund will become a part of the Bexil Investment Company Complex.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE PROPOSALS

FIRST MEETING

APPROVAL OF THE PROPOSED INVESTMENT MANAGEMENT
AGREEMENT BETWEEN THE FUND AND BEXIL ADVISERS

Summary of the Proposed Transaction

During the second quarter of 2010, Chartwell Partners, the Fund’s investment adviser, was approached by Bexil with a proposal to replace Chartwell Partners as the investment adviser to the Fund with Bexil Advisers, a newly organized wholly-owned subsidiary of Bexil. Chartwell Partners and Bexil are not affiliates of each other and have not previously engaged in any transactions with each other.

Chartwell Partners evaluated the proposal it received from Bexil as part of its consideration of an exit from the proprietary closed-end fund business and expansion of its focus on sub-advisory relationships. In conjunction with this evaluation, Chartwell Partners concluded that Bexil Advisers would bring to the Fund a team of professionals with experience in managing registered investment companies.

During the ensuing months, Chartwell Partners and Bexil discussed terms and conditions of the Business Transfer, with these discussions culminating in the execution of the Transaction Agreement on November 9, 2010. Under the Transaction Agreement, Bexil and Bexil Advisers agreed to make payments to Chartwell Partners totaling up to $4,325,000 in consideration for the Business Transfer.

If the Business Transfer is consummated, Bexil Advisers will become the investment adviser to the Fund. The daily portfolio management of the Fund will be provided by the Investment Policy Committee of Bexil Advisers, consisting of Thomas B. Winmill as Chairman, Bassett S. Winmill as Chief Investment Strategist, John F. Ramirez as Director of Fixed Income, and Heidi Keating as Vice President-Trading. The same members of the Investment Policy Committee also manage Midas Perpetual Portfolio and Global Income Fund. Global Income Fund has an investment objective similar to the investment objective of the Fund. Its assets and investment advisory fee are listed below:

	Assets as of
	September 30, 2010	Advisory Fee

Global Income Fund	$35,194,676	.70%

Mr. Thomas Winmill is also the Portfolio Manager of Midas Fund and Mr. Bassett Winmill is the Portfolio Manager of Midas Special Fund and Foxby Corp.

Bexil Advisers has advised the Board that it does not intend to change the investment objectives, policies or general strategies of the Fund other than gradually to shift the Fund’s direct investments in high yield fixed income securities to closed-end funds that may hold such securities to the extent permitted by the 1940 Act and related rules. In accordance with the 1940 Act, the Fund is limited in the amount the Fund and its affiliates can invest in any one closed-end fund to 3% of the closed-end fund’s total outstanding stock. As a result, the Fund may hold a smaller position in a closed-end fund than if it were not subject to this restriction. To comply with the provisions of the 1940 Act, on any matter upon which closed-end fund stockholders are solicited to vote, Bexil Advisers will vote such closed-end fund shares in the same general proportion as the votes cast by all other stockholders. Bexil Advisers will not invest Fund assets in any closed-end funds managed by Bexil Advisers or its affiliates. Other than the restrictions discussed above, the Fund would not be limited in investing in other investment companies.

Shares of closed-end funds represent interests in professionally managed portfolios that invest in other securities. An investment in a closed-end fund involves substantially the same risks as investing directly in the underlying instruments that the fund holds. Investments in shares of other closed-end funds are also affected by risks similar to those of the Fund including, for example, the market price of closed-end fund shares may trade above or below their net asset value, an active trading market for shares may not be maintained, and in the case of leveraged closed-end funds, their share price and net asset value may fluctuate to a greater extent and be more volatile than un-leveraged closed-end funds. Closed-end funds, like all investment companies, incur advisory fees and other expenses. The Fund, as a shareholder, will indirectly bear its pro rata portion of such fees and expenses (which we refer to as “Acquired Fund Fees and Expenses”) in addition to the Fund’s direct fees and expenses, so shareholders of the Fund will be subject to duplication of fees on investments by the Fund in other investment companies.

As explained in more detail under “Terms of the Proposed Investment Management Agreement and Comparison of Proposed and Current Agreements — Fees and Expenses” below, Bexil Advisers has informed the Board that if the Business Transfer is consummated, Bexil Advisers expects that the Fund’s Direct Operating Expenses may decrease. However, the Fund will incur additional Acquired Fund Fees and Expenses to the extent that it further invests in other investment companies which will reduce the expected cost savings over time. There can be no assurances that the expected cost savings or the economies of scale will be achieved.

In addition, Bexil Advisers has represented to the Board that, subject to its fiduciary duty, it will not recommend that the successor board of directors change the Fund’s managed distribution policy absent a material change in conditions or circumstances.

Chartwell Partners and Bexil Advisers have agreed to conduct their respective businesses so as to ensure that, to the extent within their control, the conditions for reliance by Chartwell Partners on Section 15(f) of the 1940 Act as it relates to the Proposed Investment Management Agreement are satisfied including that: (i) for a period of three years after the Closing, at least 75 per cent of the members of the Fund’s board of directors are not “interested” persons of Bexil Advisers or Chartwell Partners; and (ii) no “unfair burden” is imposed on the Fund as a result of the Business Transfer or any express or implied terms, conditions, or understandings applicable thereto. An unfair burden on an investment company is defined in the 1940 Act to include any arrangement during the two-year period after the Closing, whereby Bexil Advisers, Chartwell Partners, any interested person of either and their successors, if any, receives or is entitled to receive any compensation directly or indirectly (A) from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the Fund, other than bona fide ordinary compensation as principal underwriter for the Fund, or (B) from the Fund or its security holders for other than bona fide investment advisory or other services.

If the Business Transfer is consummated, Chartwell Partners will serve in a consulting capacity for a period of at least three months after the Closing and will assist Bexil Advisers in the orderly transition of Fund Management from Chartwell Partners to Bexil Advisers. However, Chartwell Partners has informed the Fund that, in its consulting capacity, it will not provide services that would cause it to be an “investment adviser” or a “sub-adviser” to the Fund within the meaning of the 1940 Act. Bexil Advisers and Chartwell Partners have advised that any payments to Chartwell Partners for such consulting services performed during the first three months following the Closing will be paid by Bexil or Bexil Advisers out of the payment to be made for the Business Transfer and thereafter by Bexil or Bexil Advisers at an hourly rate.

As indicated above, the Fund is not a party to the Transaction Agreement and the Fund’s shareholders are not being asked to approve the Transaction Agreement. However, the Business Transfer will not be effected unless Fund shareholders approve the Proposed Investment Management Agreement and elect the new slate of directors. The Board has unanimously approved the Proposed Investment Management Agreement and recommends that the Fund’s shareholders vote in favor of it.

For a discussion of factors considered by the Board in its deliberations, see below “Factors Considered by Board of Directors of the Fund in Approving the Proposed Investment Management Agreement.” For additional information about the Proposed Investment Management Agreement and a comparison of the Proposed Investment Management Agreement and Current Agreement, see below “The Terms of the Proposed Investment Management Agreement and Comparison of Proposed and Current Agreements.”

The Business Transfer is expected to close on or about the first business day after receipt of shareholder approval of both the Proposed Investment Management Agreement and election of the new slate of directors for the Fund (the “Closing”). The Closing is subject to certain other conditions that may be waived in whole or in part by the parties.

The Terms of the Proposed Investment Management Agreement and Comparison of Proposed and Current Agreements

The Proposed Investment Management Agreement is attached to this proxy statement as Exhibit A. A form of fee waiver letter from Bexil Advisers addressed to the Board (the “Fee Waiver Letter”) is attached to this proxy statement as Exhibit B. If approved by the shareholders of the Fund, the Proposed Investment Management Agreement will become effective at the Closing. Discussed below are the material provisions of the Proposed Investment Management Agreement and the material differences between the Proposed Investment Management Agreement and the Current Agreement. The following summary of the terms of the Proposed Investment Management Agreement is qualified in its entirety by reference to the form of such agreement.

Investment Advisory Services: Under the Proposed Investment Management Agreement, Bexil Advisers will act as the investment adviser for the Fund and will manage the investment and reinvestment of the Fund’s assets, including the regular furnishing of advice with respect to the Fund’s portfolio transactions, subject at all times to the control and oversight of the Fund’s Board. The Current Agreement contains a similar provision, but describes in more detail the advisory services to be provided and also states that the services will be provided in accordance with the Fund’s investment objective, policies and restrictions as stated in the Prospectus and resolutions of the Board. The Current Agreement also specifically requires Chartwell Partners to provide personnel to act as officers of the Fund and will pay their salaries; will furnish office facilities, equipment and related services necessary for the operation of the Fund; transmit information concerning purchases and sales of the Fund’s portfolio securities to the custodian for proper settlement; and prepare quarterly brokerage allocation summaries and monthly securities transaction listings. The Proposed Investment Management Agreement provides that Bexil Advisers will pay the salaries of all of the Fund’s officers (except the Chief Compliance Officer) and employees who are not officers, directors, shareholders or employees of Bexil Advisers or its affiliates. The allocation of other expenses relating to management of the Fund is discussed under “Fees and Expenses” below.

Fees and Expenses: Under the Proposed Investment Management Agreement, the Fund will pay to Bexil Advisers a fee at the annual rate of .95% of the Fund’s “Managed Assets.” “Managed Assets” means the average weekly value of the Fund’s total assets minus the sum of the Fund’s liabilities, which liabilities exclude debt relating to leverage, short-term debt and the aggregate liquidation preference of any outstanding preferred stock. The Current Agreement provides for the same fee structure. Chartwell Partners currently voluntarily waives .10% of its advisory fee annually, and that waiver could be reduced or terminated at any time. Chartwell Partners is not entitled to reimbursement of any waived fees. In contrast, pursuant to the Fee Waiver Letter Bexil Advisers will contractually agree for a period of two years, to waive up to .10% of its advisory fee annually to the extent that the ratio stated as a percentage of the Fund’s direct operating expenses (the Fund’s total operating expenses (excluding commercial paper fees and interest expense, borrowing interest and fees, brokerage commissions, taxes, fees and expenses of investing in other investment companies, and extraordinary expenses)) (“Direct Operating Expenses”) to the Fund’s Managed Assets exceeds at the annual rate the lesser of (1) 1.58% or (2) the ratio stated as a percentage set forth in the Financial Highlights of the Fund’s audited annual report for the year ending November 30, 2010 in the line entitled “Total operating expenses including waiver of fees,” restated as a percentage of Managed Assets. Pursuant to the Fee Waiver Letter, Bexil Advisers will contractually agree that it is not entitled to reimbursement of any waived fees.

The Proposed Investment Management Agreement more clearly specifies the allocation of expenses between the Fund and Bexil Advisers. Section 2 of the Proposed Investment Management Agreement, which is attached to this Proxy Statement as Exhibit A, contains a list of the expenses to be paid by the Fund. Unlike the Proposed Investment Management Agreement, under the Current Agreement all expenses related to office space rental and maintenance of the Fund’s website are paid by Chartwell Partners. In addition, the Fund currently does not pay any additional compensation to its CCO, who is an employee of Chartwell Partners. Under the Proposed Investment Management Agreement, the Fund will reimburse Bexil Advisers for providing certain administrative services at cost including compliance and accounting services. The Proposed Investment Management Agreement also provides that the Fund will reimburse Bexil Advisers’ expenses, including the fees and expenses of Bexil Advisers’ legal counsel, in connection with disclosure of confidential information, requested by the Fund or required or lawfully requested by applicable federal or state regulatory authorities or otherwise. The Current Agreement is silent regarding reimbursement of such expenses.

Notwithstanding these additional expenses, Bexil Advisers anticipates that the Fund’s Direct Operating Expenses may decrease because of cost savings that may be achieved by reducing certain fixed costs of the Fund and by allocating certain common costs across all of the funds in the Bexil Investment Company Complex. Bexil Advisers has informed the Fund that it intends to initiate efforts to reduce the Fund’s Direct Operating Expenses immediately after the Closing, and estimates that those efforts may be fully implemented approximately six months after the Closing. Bexil Advisers expects, however, that the reduction in expenses achieved by those savings will not be fully reflected in the financial statements for the fiscal year ending November 30, 2011. In addition, the Fund may incur Acquired Fund Fees and Expenses greater than reflected in the Current and Pro Forma Fees and Expenses table below to the extent that Bexil Advisers further invests the Fund’s assets in other investment companies, which will reduce the expected cost savings over time. As shown in the table below, Bexil Advisers estimates that Acquired Fund Fees and Expenses will be approximately 0.06%, which assumes an average of 6% of the Fund’s average net assets will be invested in other investment companies, principally closed-end funds, in the first year after the Closing. The Fund’s investments in other investment companies, and accordingly, such expenses may gradually increase after such period dependent on market conditions, the maturities of the bonds in the Fund’s portfolio, and other factors. There can be no assurances that the expected cost savings or the economies of scale will be achieved.

COMPARISON OF CURRENT AND
PRO FORMA FEES AND EXPENSES
(unaudited)

The purpose of the expense table and the expense example below is to help you understand the fees and expenses that you, as a shareholder, may bear directly and indirectly. The expense table compares the Fund’s current expenses to the Fund’s pro forma expenses giving effect to the Proposed Investment Management Agreement and the management of the Fund by Bexil Advisers. The pro forma expenses and expense example should not be considered a representation of future expenses. Actual future expenses may be higher or lower than those shown.

Annual Expenses
(as a percentage of average net assets
attributable to common shares)	Current Expenses(1)	Pro Forma Expenses(2)

Management Fees(3)	1.10%	1.10%
Interest Payments on Borrowed Funds(4)	0.66%	0.24%
Other Expenses(5)	0.93%	0.67%
Acquired Fund Fees and Expenses(6)	0.00%	0.06%

Total Annual Expenses	2.69%	2.07%

(1)	Current expenses are the historical expenses of the Fund as of the Fund’s fiscal year ended November 30, 2009 restated to exclude the non-interest expenses of the commercial paper program which was terminated on April 26, 2010. For the year ended November 30, 2009, the non-interest expenses of the commercial paper program were 0.32% of average net assets.

(2)	The pro forma expenses, other than the Management Fees, are estimated.

(3)	The Fund pays an investment advisory fee to Chartwell Partners at an annual rate of 0.95% of the Fund’s Managed Assets. The Fund would pay the same rate under the Proposed Investment Management Agreement.

(4)	Effective April 26, 2010, the Fund replaced its commercial paper program with a line of credit. The non-interest expenses of the commercial paper program were excluded from current expenses to provide a one-to-one comparison of interest payments to those expected under pro forma expenses. The difference in pro forma and current expenses reflects the reduced costs of borrowing under proposed credit arrangements.

(5)	Bexil Advisers anticipates that the Direct Operating Expenses of the Fund may decrease because of cost savings that may be achieved by reducing certain fixed costs of the Fund and by allocating certain common costs across all of the funds in the Bexil Investment Company Complex, and that those savings may be achievable over time through the use of vendors servicing the Bexil Investment Company Complex. There can be no assurances that the expected cost savings or the economies of scale will be achieved.

(6)	Fund shareholders will bear indirectly Acquired Fund Fees and Expenses to the extent of the Fund’s investment in other investment companies. For purposes of this calculation, Bexil Advisers assumed that an average of 6% of the Fund’s average net assets will be invested in other investment companies, principally closed-end funds, in the first year after Closing, although such percentage and the related Acquired Fund Fees and Expenses may gradually increase after such period dependent on market conditions, the maturities of the bonds in the Fund’s portfolio, and other factors.

The following examples illustrate the expenses that you would pay on a $1,000 investment in shares of the Fund, assuming (1) a 5% annual return and (2) that the Fund incurs current and pro forma expenses at the levels set forth in the table above.

	1 Year	3 Years	5 Years	10 Years

Current expenses	$27	$84	$142	$302
Pro forma expenses	$21	$65	$111	$240

The example above should not be considered a representation of future expenses or returns. Actual expenses or returns may be higher or lower than those shown.

In addition, the Fund’s financial highlights for the semi-annual period ended May 31, 2010 and the five previous fiscal years are attached to this proxy statement as Exhibit D. Those financial highlights have been revised to show the Fund’s expense ratios calculated based on average net assets attributable to common shares. The ratios calculated based on Managed Assets, as defined above, are also provided.

Standard of Care and Limitation of Liability: The Proposed Investment Management Agreement provides that Bexil Advisers shall not be liable to the Fund or to any shareholder of the Fund for any error of judgment or mistake of law or for any loss suffered by the Fund or the Fund’s shareholders in connection with the matters to which the agreement relates, but nothing shall be interpreted to protect Bexil Advisers against any liability to the Fund or the Fund’s shareholders by reason of breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of obligations and duties under the agreement. The Current Agreement contains a similar provision.

The Proposed Investment Management Agreement states that Bexil Advisers shall not be liable for delays or errors occurring by reason of circumstances beyond its control. The Current Agreement does not contain a similar provision.

Duration, Termination and Amendment: The Proposed Investment Management Agreement provides that, unless terminated earlier, it will continue in effect for one year from its effective date. The Current Agreement and, after the initial term, the Proposed Investment Management Agreement, remain in effect for successive 12-month periods, provided that they are approved in the manner required by the 1940 Act. Both agreements may be terminated without penalty at any time either by vote of a majority of the Board of Directors of the Fund or by a vote of the holders of a majority of the outstanding voting securities of the Fund on 60 days’ written notice to the investment adviser or by the investment adviser on 60 days written notice to the Fund. Each agreement terminates immediately in the event of its assignment. Both agreements may be amended only in writing, signed by both the Fund and the investment adviser and approved in accordance with the requirements of the 1940 Act.

Brokerage: Under the Proposed Investment Management Agreement, Bexil Advisers shall direct portfolio transactions to broker/dealers for execution on terms and at rates which it believes, in good faith, to be reasonable in view of the overall nature and quality of services provided by a particular broker/dealer, including brokerage and research services. Subject to the foregoing, Bexil Advisers may also allocate portfolio transactions to broker/dealers that remit a portion of their commissions as a credit against Fund expenses. With respect to brokerage and research services, Bexil Advisers may consider in the selection of broker/dealers, brokerage or research provided and payment may be made of a fee higher than that charged by another broker/dealer which does not furnish brokerage or research services or which furnishes brokerage or research services deemed to be of lesser value, so long as the criteria of Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), or other applicable laws are met. Although Bexil Advisers may direct portfolio transactions without necessarily obtaining the lowest price at which such broker/dealer, or another, may be willing to do business, Bexil Advisers shall seek the best value for the Fund on each trade that circumstances in the market place permit, including the value inherent in on-going relationships with quality brokers. To the extent any such brokerage or research services may be deemed to be additional compensation to the Bexil Advisers from the Fund, it is authorized by the Proposed Investment Management Agreement. Bexil Advisers may place brokerage for the Fund through an affiliate of Bexil Advisers, provided that such brokerage is undertaken in compliance with applicable law. Bexil Advisers’ fees under the Proposed Investment Management Agreement shall not be reduced by reason of any commissions, fees or other remuneration received by such affiliate from the Fund. The Current Agreement contains similar provisions although it does not expressly authorize the use of affiliated brokers or provide for commissions to be used as a credit against Fund expenses.

Other Services: Under the Proposed Investment Management Agreement, the Fund may request certain services including, without limitation, accounting, administration, bookkeeping, broker/dealer record keeping, clerical, compliance, custody, dividend disbursing, fulfillment of requests for Fund information, proxy soliciting, securities pricing, registrar, and transfer agent services, to be provided by Bexil Advisers or its affiliates. Any services so requested and performed will be for the account of the Fund and the costs and out-of-pocket charges of Bexil Advisers and its affiliates in rendering such services shall be paid by the Fund, subject to prior approval and examination by the independent directors of the Fund. The Current Agreement does not contain a similar provision.

Governing Law: Both agreements are governed by the laws of the State of Maryland.

Certain Other Differences: Under the Current Agreement, Chartwell Partners may employ or contract with other persons (sub-advisers) to assist in the performance of the Current Agreement. The Proposed Investment Management Agreement does not contain a similar provision; however, it does not prohibit the retention of sub-advisers.

The Current Agreement contains certain representations and covenants that are not stated in the Proposed Investment Management Agreement. In the Current Agreement, Chartwell Partners represents that will maintain its registration as an investment adviser under the Advisers Act, will adopt a Code of Ethics, and will conform with all applicable SEC rules and regulations. The Proposed Investment Management Agreement does not contain similar representations or covenants; however, Bexil Advisers expects to comply with these requirements.

The Current Agreement grants the Fund the license to use the mark “Chartwell” in its name and the Fund is required to cease using that mark should Chartwell Partners cease to be the Fund’s investment adviser. Therefore, upon the Closing of the Transaction, the Fund will change its name to eliminate the mark “Chartwell.” The Proposed Investment Management Agreement does not contain a similar provision.

The Current Agreement, dated June 29, 1998, was entered into and submitted to the initial shareholder of the Fund in connection with the organization of the Fund. The Current Agreement was most recently approved by the Board of Directors of the Fund, including a majority of the Fund’s Directors who are not interested persons under the 1940 Act (the “Independent Directors”), on April 21, 2010. The aggregate amount of the advisory fees paid by the Fund to Chartwell Partners during the Fund’s fiscal year ended November 30, 2010 was $744,863.

Factors Considered by the Board of Directors of the Fund in Approving the Proposed Investment Management Agreement

The Board, including all of the Independent Directors, considered the Proposed Investment Management Agreement over the course of five meetings. In the course of its review of the Proposed Investment Management Agreement, the Board met in person and telephonically with Messrs. Thomas B. Winmill and John F. Ramirez of Bexil and Bexil Advisers and also evaluated the proposed nominees for directors. At an in-person meeting of the Board held on November 9, 2010, the Board, including all of the Independent Directors, unanimously approved the Proposed Investment Management Agreement. The Board received detailed information provided by Bexil Advisers and Chartwell Partners responsive to requests by the Board and the Fund’s independent counsel for certain information to assist the Board in its consideration of the Proposed Investment Management Agreement and a memorandum from the Fund’s independent counsel on the Board’s duties and responsibilities in considering approval of the Proposed Investment Management Agreement.

Based on the information provided, the Board, including all of the Independent Directors, considered, among other things: (i) the nature, extent and quality of Bexil Advisers’ services to be provided to the Fund; (ii) the experience and qualifications of the proposed portfolio management team; (iii) Bexil Advisers’ investment philosophy and process; (iv) Bexil Advisers’ and its affiliated companies’ organizational structures; (v) assets under management, client descriptions and performance record for each of the investment strategies currently managed by one or more members of the proposed portfolio management team; (vi) Bexil Advisers’ affiliates’ most recent annual compliance summary; (vii) Bexil Advisers’ Form ADV; (viii) its soft dollar commission, broker selection and best execution philosophy; (ix) the proposed advisory fee arrangement and contractual fee waiver with the Fund and current advisory fee arrangements with the other funds in the Bexil Investment Company Complex; (x) information compiled by Lipper Inc., an independent provider of investment company data, and a chart prepared by Bexil Advisers comparing the performance, advisory fee and expense ratio of the Fund and each of the funds in the Bexil Investment Company Complex to those of their peer groups; (xi) Bexil Advisers’ financial information and estimated profitability analysis related to providing advisory services to the Fund; (xii) any compensation and other possible benefits to Bexil Advisers that would arise from its advisory and other relationships with the Fund; (xiii) Bexil Advisers’ estimated pro forma Fund expense analysis and the extent to which economies of scale are relevant to the Fund; (xiv) the assessment of the Fund’s Chief Compliance Officer (“CCO”) of Bexil Advisers’ compliance policies and procedures; (xv) the due diligence review conducted by Chartwell Partners and the Fund’s CCO’s (who is also Chartwell Partners’ CCO) assessment of the results of that review; and (xvi) the comparison of the terms of the Current Agreement and the Proposed Investment Management Agreement.

The Board considered, among other factors, the services provided to the Fund under the Current Agreement and the structure of the Proposed Investment Management Agreement. The Board reviewed the fees payable under the Current and Proposed Investment Management Agreements and noted that the contractual fees payable under both Agreements are the same. The Board also considered that while Chartwell Partners currently voluntarily waives .10% of its advisory fee annually, Bexil Advisers will contractually agree to waive, for at least two years, up to .10% of its advisory fee annually to the extent that the ratio stated as a percentage of the Fund’s Direct Operating Expenses to the Fund’s Managed Assets exceeds the annual rate set forth in the Fee Waiver Letter. The Board also considered that while the advisory fees paid by the funds in the Bexil Investment Company Complex to Bexil Advisers’ affiliates are in some instances higher and in other instances lower than the Proposed Investment Management Agreement, Bexil Advisers has advised that none of those funds are managed with Chartwell Partners’ investment style. The Board also considered the potential for a reduction in the Fund’s Direct Operating Expenses that Bexil anticipates may result by reducing certain fixed costs of the Fund and through economies of scale that could be achieved by having certain common costs allocated over the Bexil Investment Company Complex. Bexil Advisers has informed the Board that those savings may be achievable over time through the use of vendors servicing the Bexil Investment Company Complex. However, the Board noted that there is no assurance that the Fund will achieve the expected cost savings or economies of scale. The Board noted that the Fund will incur Acquired Fund Fees and Expenses greater than reflected in the Current and Pro Forma Fees and Expenses table to the extent that the Fund further invests in other closed-end funds, which will reduce the expected cost savings over time. The Board considered that the anticipated investment in closed-end funds and the additional Acquired Fund Fees and Expenses are reasonable in relation to the proposed investment advisory fee. The Board further considered the efforts of Chartwell Partners to reduce the expenses of the Fund and recognized that, as a stand-alone fund that is not part of an investment company complex, it has been difficult for the Fund to achieve the economies of scale and cost savings that being part of a fund group, such as the Bexil Investment Company Complex, potentially could provide.

The Board considered the investment advisory experience of the personnel at Bexil Advisers who would be managing the Fund’s investments. The Board noted that although Bexil Advisers is a newly organized investment adviser, it shares executive, portfolio management and operational staff with CEF Advisers and Midas Management. The Board noted that through CEF Advisers and Midas Management, the Fund’s proposed portfolio management team currently provides investment advisory services to two investment companies, the Global Income Fund, a closed-end fund with net assets of $35 million as of September 30, 2010 and Midas Perpetual Portfolio, an open-end fund with net assets of $9 million as of September 30, 2010. In addition, to managing these two funds, Thomas Winmill manages the Midas Fund, an open-end fund with net assets of $118 million as of September 30, 2010, and Bassett Winmill manages Midas Special Fund, an open-end fund with net assets of

$11 million as of September 30, 2010, and Foxby Corp., a closed-end fund with net assets of $4 million as of September 30, 2010.

The Board also considered the experience of the portfolio managers in managing the types of securities held in the Fund’s portfolio. Most of the funds in the Bexil Investment Company Complex may invest directly in high yield fixed income securities, although only one such fund is currently so invested. Bexil Advisers stated that it intends for the Fund to invest in high yield fixed income securities indirectly through gradual investment in other closed-end funds. The Board considered that the proposed portfolio management team utilizes a similar strategy of investing in closed-end funds with Global Income Fund, which has a similar investment objective as the Fund, and noted that, based on the information provided by Bexil Advisers, the net asset value and market performance of this fund for the one-, three-, five- and ten-year periods through September 30, 2010 was better than that of the Fund. The Board noted that while the Fund achieves its investment objective by investing in both equities and fixed income securities, Global Income Fund invests in fixed income securities and closed-end funds, so the performance comparisons are not equivalent. The Board also considered that in order to facilitate the transition, Chartwell Partners has agreed to provide Bexil Advisers, at its request, research and consulting services with respect to the management of the Fund, primarily relating to Chartwell Partners’ working knowledge of the securities in the Fund’s portfolio and the design of the Fund’s investment strategy and managed distribution policy for a period that is the longer of (i) three months after the Closing or (ii) the first date after the Closing when less than 10% of the Fund’s total assets (computed by reference to the Fund’s fair market valuations) are invested in below-investment grade corporate debt obligations rated “Ba1” or lower by Moody’s Investors Service, Inc. or “BB+” or lower by Standard and Poor’s Ratings Group, provided that nothing in the agreement requires Chartwell Partners to provide Bexil Advisers with any such services if and to the extent the provision of such services would, in the good faith judgment of Chartwell Partners, cause Chartwell Partners to be deemed an “investment adviser” or “subadviser” to the Fund within the meaning of the 1940 Act. The Board considered that other than gradually investing in closed-end funds in lieu of high yield fixed income securities, Bexil Advisers represented to the Board that it does not plan to change the Fund’s investment objectives, policies or general strategies. In addition, the Board considered Bexil Advisers’ representation that, subject to its fiduciary duty, it will not recommend that the successor board of directors change the Fund’s managed distribution policy absent a material change in conditions or circumstances.

The Board further considered the impact the proposed change in investment managers would likely have on shareholders of the Fund. The Board focused on the costs associated with the transition of investment management services and the representations of Chartwell Partners and Bexil Advisers that all costs and expenses incurred by the Fund in connection with the Business Transfer, including the proxy solicitation, would be borne by Chartwell Partners, Bexil Advisers and Bexil. The Board considered the report and assessment provided on the due diligence conducted by Chartwell Partners’ and the Fund’s CCO of Bexil Advisers and its affiliated companies, and Bexil Advisers’ representations regarding its commitments to shareholder services, as well as compliance oversight. The Board also considered that the two closed-end funds in the Bexil Investment Company Complex had been voluntarily delisted from the American Stock Exchange. The Board considered Mr. Winmill’s explanations for that action and Bexil Advisers’ representation that, subject to its fiduciary duty, it will not recommend to the Fund’s successor board of directors to delist the Fund from the New York Stock Exchange absent a material change in conditions or circumstances. Although the Fund cannot predict with reasonable certainty all resulting consequences of such an action, delisting of the Fund’s common stock would cause the Fund to be no longer subject to certain governance, shareholder meeting, and reporting requirements of the New York Stock Exchange (NYSE) and incur expenses in connection therewith. Delisting could impact, among other things, the Fund’s trading volume, quotation spread, market price (which may be higher or lower than its net asset value), public visibility, ability to raise new capital, and total expenses, as well as the ability of shareholders to sell their shares and the ability or willingness of some institutional and other shareholders to hold large blocks of the Fund’s common stock. The Board considered the Fund’s CCO’s assessment of the results of prior regulatory examinations, and Bexil and its affiliated companies’ relations with their shareholders.

The Board also considered pending class action claims brought by Bexil minority shareholders against Bexil and its directors, including Thomas Winmill and Bassett Winmill. In the case of Steven Bronson et al. vs. Bexil Corp., et al., filed in December 2009 and currently pending in the Circuit Court for the City of Baltimore, Maryland, the plaintiffs seek to dissolve Bexil and obtain the full 2008 book value plus interest for their shares based on the allegation, among others, that Bexil does not conduct any substantive business activities. The plaintiffs also seek $12 million in damages, plus attorneys’ fees and costs for breaches of fiduciary duty by all of the Bexil directors, including Thomas Winmill and Bassett Winmill, in both their capacities as shareholders and as directors, arising from certain actions and inactions in implementing and overseeing Bexil policies and plans that allegedly benefitted the defendants personally to the detriment of minority shareholders. Bexil has advanced litigation expenses to all defendants and Bexil and Thomas Winmill have informed the Board that they believe the lawsuit is without merit and are vigorously defending all claims.

The Board also considered pending class action and derivative claims brought by a minority shareholder of Winmill & Co. Incorporated (“Winmill”), an affiliate of Bexil, against Winmill’s directors, including Thomas Winmill and Bassett Winmill. In the case of Ravenswood Investment Company, L.P., v. Bassett Winmill, et. al., filed in April 2008 and currently pending in the Delaware Court of Chancery, the plaintiff alleges breaches of fiduciary duty by the Winmill directors with respect to certain actions, including the adoption and implementation of stock option and share buyback plans and the sale of certain Bexil assets for the defendants’ and other insiders’ benefit to the detriment of the minority shareholders and Winmill. The complaint seeks unspecified damages, litigation expenses and other unspecified relief. The Board has been informed by Winmill, Bexil and Thomas Winmill that they believe the lawsuit is without merit and they are defending all claims vigorously. The same shareholder has also filed a lawsuit to compel Winmill to produce certain company records. The Board has been informed by Thomas Winmill that although Winmill intends to provide certain records, he believes that the lawsuit is without merit and the defendants intend to otherwise defend all claims vigorously.

None of these suits have named Bexil Advisers, any fund in the Bexil Investment Company Complex or any of their independent directors as defendants. The Board considered the assessment by Bexil Advisers, Chartwell Partners and the Fund’s CCO of the merits of these pending actions, and their expectation that these matters would not have a material impact on the ability of Bexil Advisers to manage the Fund. There is, however, no assurance that Bexil, Winmill, or its respective directors, including Thomas Winmill or Bassett Winmill, will be successful or that the outcome of the litigation will not have a material adverse impact on the ability of Bexil Advisers to manage the Fund.

The foregoing speaks only as of the date of this Proxy Statement. Additional lawsuits presenting allegations and requests for relief arising out of or in connection with any of the foregoing matters may be filed against these and related parties in the future.

Based on its review and evaluation of these and other factors, the Board, and all of the Independent Directors, unanimously determined that the terms of the Proposed Investment Management Agreement are fair and reasonable. The Board unanimously approved the submission of the Proposed Investment Management Agreement to the Fund’s shareholders and recommended that the Fund’s shareholders vote to approve it.

The Proposed Investment Management Agreement is being submitted to the shareholders of the Fund for their approval at the first Meeting. If the Proposed Investment Management Agreement is approved by the required vote of the Fund’s shareholders, subject to the election of the directors at the second Meeting as described below and the satisfaction or waiver of other conditions of the Transaction Agreement, the Current Agreement will terminate immediately following the Closing and the Proposed Investment Management Agreement will immediately become effective and will continue in effect for a period of one year and then be continued annually for one-year terms until terminated as provided therein. If the Proposed Investment Management Agreement is not approved by the shareholders of the Fund or if the Closing does not occur for any reason, the Current Agreement will continue in effect and the current directors will continue to serve as the Fund’s directors until their terms of office expire and their successors are duly elected and qualified. Unless you give contrary instructions on the form of proxy, executed proxies timely received will be voted in favor of the Proposed Investment Management Agreement.

Each share of common stock is entitled to one vote. The presence, in person or by proxy, at the first Meeting of the owners of a majority of the shares outstanding is required for a quorum. If such a quorum is represented at the first Meeting, the vote of a majority of the Fund’s outstanding voting securities as defined in the 1940 Act is required for approval of the Proposed Investment Management Agreement. For this purpose, the required vote is the lesser of: (i) 67% of the shares of the Fund present at the first Meeting, if the owners of more than 50% of the outstanding shares of the Fund are present or represented by proxy; or (ii) more than 50% of the outstanding shares of the Fund.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSED INVESTMENT MANAGEMENT AGREEMENT

SECOND MEETING

ELECTION OF DIRECTORS

Pursuant to the Articles of Incorporation and By-Laws of the Fund, the Board is divided into three classes, as nearly equal in number as possible. Each director serves for three years with one class being elected each year. Each year the term of office of one class will expire. The Board is currently comprised of five directors, whose class and term of office are as follows: Class I: Messrs. Kenneth F. Herlihy and C. Warren Ormerod — term expires in 2012; Class II: Mr. Bernard P. Schaffer — term expires in 2013; and Class III: Mr. Winthrop S. Jessup and Ms. Marie D. Fairchild — term expires in 2011 (the “Directors”).

All of the Directors of the Fund have indicated that, if the Closing occurs, they will resign in order to facilitate the oversight of the Fund by a Board comprised of directors that currently oversee the Bexil Investment Company Complex.

Effective upon the Closing, the number of directors on the Board will decrease by one, for a total of four directors, and each class will consist as nearly as possible of one-third of the entire Board. If the Proposed Investment Management Agreement is not approved or if the proposed transaction does not close for any reason, the size of the Board will not be decreased, the current Directors will continue to serve as Directors of the Fund until the next annual meeting of shareholders at which their term expires and until their successors are duly elected and qualified, and the nominees will not serve as directors of the Fund, even if the nominees have been elected by shareholders.

The Board proposes and recommends the election of the following four nominees in three separate classes, to constitute the entire Board, as follows: Class I: Mr. Bruce B. Huber; Class II: Messrs. Peter K. Werner and Thomas B. Winmill; and Class III: Mr. James E. Hunt, each to serve for terms commencing on the Closing and expiring on the date of subsequent annual shareholders meetings as follows: Class I in 2012, Class II in 2013, Class III in 2011, or until his successor is duly elected and qualified.

Each of the nominees has consented to being named in this proxy statement and has agreed to serve if elected. Such election requires the affirmative vote of a plurality of votes cast at the second Meeting. If you properly execute and return your proxy but do not indicate any voting instructions, your shares will be voted for the election of the four nominees. Should any of the nominees withdraw or otherwise become unavailable for election due to events not now known or anticipated, it is intended that the proxy holders will vote for the election of such other person or persons as the Board may recommend.

Information Regarding the Nominees

Set forth below is certain information regarding each nominee for election as a director of the Fund. No information is provided about the current Directors as their terms of office will not continue after the Closing. (Information about each of the current Directors is included in the Annual Report to Shareholders dated November 30, 2009, which is available upon request, without charge by calling 1-866-585-6552.) Unless otherwise noted, the address of record for each of the nominees is 11 Hanover Square, New York, New York 10005.

		Number of
		Portfolios in	Other Public
		Investment Company	Company
		Complex to be	Directorships
Name, Principal Occupation for Past	Term of	Overseen by	Held by
Five Years, and Age	Office(1)	Nominee(2)	Nominee(3)

Independent Director Nominees

Class I:

BRUCE B. HUBER, CLU, ChFC, MSFS — Retired. He is a former Financial Representative with New England Financial, specializing in financial, estate, and insurance matters. He is a member of the Board, emeritus, of the Millbrook School, and Chairman of the Endowment Board of the Community YMCA of Red Bank, NJ. He was born on February 7, 1930.	Until 2012	6	0

Class II:

PETER K. WERNER — Since 1996, he has been teaching, coaching, and directing a number of programs at The Governor’s Academy of Byfield, MA. Currently, he serves as chair of the History Department. Previously, he held the position of Vice President in the Fixed Income Departments of Lehman Brothers and First Boston. His responsibilities included trading sovereign debt instruments, currency arbitrage, syndication, medium term note trading, and money market trading. He was born on August 16, 1959.	Until 2013	6	0

Class III:

JAMES E. HUNT — He is a Limited Partner of Hunt Howe Partners LLC, executive recruiting consultants. He was born on December 14, 1930.	Until 2011	6	0

Interested Director Nominee*

Class II:

THOMAS B. WINMILL, ESQ. — He is President, Chief Executive Officer, and General Counsel of Bexil Advisers, the other investment companies in the Bexil Investment Company Complex, Winmill & Co. Incorporated, Bexil, CEF Advisers, Inc., Midas Management Corporation, and Midas Securities Group, Inc. (formerly, Investor Service Center, Inc.) and Bexil Securities LLC (registered broker-dealers). He is General Counsel of Tuxis Corporation. He is Chairman of the Investment Policy Committee that currently manages the Global Income Fund, Inc., Midas Perpetual Portfolio and is proposed to manage the Fund, and he is the portfolio manager of the Midas Fund. He is a member of the New York State Bar and the SEC Rules Committee of the Investment Company Institute. He currently serves as an independent director of Eagle Bulk Shipping Inc. (NYSE: EGLE). He was born on June 25, 1959.	Until 2013	6	1

(1)	None of the nominees currently serve as directors of the Fund. If elected, each nominee will take office effective upon the Closing and shall hold office until the term of the class to which he is assigned expires and until his successor is elected and qualified. The term of office of one class expires each year. Thereafter, directors hold office until the third annual meeting following their election and until their successors are duly elected and qualified.

(2)	This table assumes that the Proposed Investment Management Agreement is approved and that the Closing occurs. The “Investment Company Complex” is comprised of the Fund and the Bexil Investment Company Complex (currently consisting of Global Income Fund, Inc., Foxby Corp., Midas Fund, Inc., Midas Perpetual Portfolio, Inc., and Midas Special Fund, Inc., each of which is advised by an affiliate of Bexil Advisers).

(3)	Refers to directorships held by a director in any company with a class of securities registered pursuant to Section 12 of the 1934 Act or any company registered as an investment company under the 1940 Act.

*	This nominee would be an “interested person” of the Fund as defined in the 1940 Act, because of his affiliation with Bexil Advisers, as noted above.

The Board evaluated the nominees’ backgrounds and their oversight and service as members of the boards of the funds in the Bexil Investment Company Complex. With respect to the specific experience, qualifications, attributes, or skills that led to the conclusion that each person should serve as a director of the Fund, the Board considered and evaluated each of the nominee’s relevant knowledge, experience, expertise and independence. Messrs. Huber and Hunt have experience with financial, accounting, regulatory, investment, and board operational matters as well as monitoring investment advisers and other fund service providers as a result of their service as independent directors for more than twenty-five years on the funds in the Bexil Investment Company Complex. Mr. Werner has experience with financial, accounting, regulatory, investment, and board operational matters as well as monitoring investment advisers and other fund service providers through his former position as Vice President in the Fixed Income Departments of Lehman Brothers and First Boston and as a result of his service as an independent director for more than five years on the funds in the Bexil Investment Company Complex. Mr. Winmill has experience with financial, accounting, regulatory, investment, and board operational matters as well as monitoring investment advisers and other fund service providers as a result of his service as an officer and interested director for more than fifteen years of the funds in the Bexil Investment Company Complex.

In 2009, Mr. Thomas Winmill exercised stock options to purchase common stock of Bexil, the parent company of Bexil Advisers, for consideration (cash and a promissory note) of approximately $1,292,000. As discussed on page 12, Mr. Winmill is named as a defendant in certain litigation. There have been no purchases or sales of securities of Bexil Advisers or Bexil since the beginning of the Fund’s most recently completed fiscal year by any current Director or any nominee for election as a director of the Fund. No current Director or nominee for election as a director of the Fund had any substantial interest, direct or indirect in any material transaction since the beginning of the Fund’s most recently completed fiscal year, or in any proposed material transactions, to which Bexil Advisers, or any parent or subsidiary of such entities (other than the Fund) was or is to be a party, other than the proposed transaction between Chartwell Partners, Bexil and Bexil Advisers.

The following table sets forth information as of September 30, 2010 describing the dollar range of equity securities beneficially owned by each nominee in the Fund and, on an aggregate basis, the Bexil Investment Company Complex, which the Fund will be a part of if the Proposed Investment Management Agreement is approved by Fund shareholders.

Aggregate Dollar Range
of Equity Security in
All Investment
Companies to be
	Dollar Range of	Overseen by Nominee in the
	Equity Securities	Bexil Investment
Nominees	in the Fund	Company Complex

Independent Nominees
James E. Hunt	None	$51,001-100,000
Bruce B. Huber	None	$51,001-100,000
Peter K. Werner	None	$10,001-50,000
Interested Nominee
Thomas B. Winmill	None	Over $100,000

To the knowledge of the Fund’s management, the current Directors and officers of the Fund owned, as a group, less than 1% of the outstanding shares of the Fund as of the Record Date. As of this date, no person, to the knowledge of the Fund’s management, owned beneficially more than 5% of the voting shares of the Fund.

Compensation of Directors

None of the nominees has served as a director of the Fund. Therefore, none of the nominees has received any compensation from the Fund. No current officer or Director of the Fund who is also a director, officer or employee of Chartwell Partners or its affiliates received any remuneration from the Fund during the fiscal year ended November 30, 2010. The current Independent Directors of the Fund taken as a group were either paid or had accrued Directors’ fees during the fiscal year ended November 30, 2010 in the aggregate amount of $31,500. Currently, the basis of compensation for the Independent Directors is a fee of $2,000 for each regular Board meeting attended, $750 for each special meeting attended, plus $1,000 per year for audit committee members. Each Independent Director of the Fund is reimbursed for reasonable travel and out-of-pocket expenses associated with attending Board and committee meetings. The Fund currently has no bonus, profit sharing, pension, or retirement plan. The following table provides information concerning the compensation payable by the Fund to the current Directors for services rendered during the fiscal year ended November 30, 2010.

		Pension or
		Retirement		Total Compensation
		Benefits Accrued	Estimated Annual	From Fund and Fund
	Aggregate	As Part of Fund	Benefits Upon	Complex Paid To
Name of Current Director	Compensation*	Expenses	Retirement	Current Directors

Independent Directors
Kenneth F. Herlihy	$10,500	$-0-	$-0-	$10,500
C. Warren Ormerod	$10,500	$-0-	$-0-	$10,500
Marie D. Fairchild	$10,500	$-0-	$-0-	$10,500
Interested Directors**
Winthrop S. Jessup	$-0-	$-0-	$-0-	$-0-
Bernard P. Schaffer	$-0-	$-0-	$-0-	$-0-

*	Of this amount, $9,000 was paid by the Fund and $1,500 was paid by Chartwell Partners to each Independent Director as compensation for two special Board meetings held to consider the transition of investment management services to Bexil and the candidates for election to the Board. Chartwell Partners paid those special meeting fees to the Independent Directors, plus expenses, as costs incurred by the Fund in connection with the Business Transfer.

**	These Directors are considered to be “interested persons” of the Fund as defined in the 1940 Act because they are partners in and shareholders of Chartwell Partners and are officers of the Fund.

Drinker Biddle & Reath LLP, of which Michael P. Malloy, Secretary of the Fund, is a partner, received fees during the year ended November 30, 2010 for services rendered as the Fund’s legal counsel.

Each independent nominee who is elected to the Board will be paid by the Fund for his services as an Independent Director. If the nominees are elected, the new Board of Directors may establish a new compensation schedule for its Independent Directors. The aggregate compensation paid by the funds in the Bexil Investment Company Complex to each of the nominees for his service as a director of those funds for the fiscal year ended December 31, 2010 was:

Aggregate
Compensation

Independent Nominees
James E. Hunt	$22,125
Bruce B. Huber	$22,125
Peter K. Werner	$22,125
Interested Nominee
Thomas B. Winmill	$-0-

Information relating to the current officers of the Fund is set forth in Exhibit C of this Proxy Statement. Upon the Closing, it is anticipated that the current officers of the Fund will resign from their positions and that the new Board will appoint new officers to fill the vacancies.

Indemnification and Insurance of Board Members and Officers

To protect the directors and officers of the Fund against certain liabilities, the Fund’s Articles of Incorporation and By-Laws provide that past, present and future directors and officers of the Fund shall be indemnified by the Fund to the fullest extent permissible under Maryland corporation law, the Securities Act of 1933 and the 1940 Act. An errors and omissions policy also insures the Fund and its directors and officers, subject to the policy’s coverage limits, exclusions and deductibles, against loss resulting from claims by reason of neglect or breach of duty. However, neither indemnification nor the insurance protects any director or officer against any liability to the Fund or its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

The Fund and Chartwell Partners have entered into a separate indemnification and insurance agreement with the current Directors and officers. This agreement extends the indemnification provisions in the Fund’s Articles of Incorporation and By-Laws to Directors and officers who resign in connection with the transactions described in this Proxy Statement, clarifies that the Fund continues to indemnify each of the former Directors and officers for claims arising out of his or her past service to the Fund, provides that Chartwell Partners will indemnify the former directors and officers for claims arising out of the transactions contemplated by the Transaction Agreement, and requires Chartwell Partners to provide, at its expense, six years of liability insurance coverage commencing upon the effective date of their resignation.

Current Board Leadership Structure and Oversight Responsibilities

The business and affairs of the Fund are currently managed under the direction of its Board, subject to the laws of the State of Maryland and the Fund’s Articles of Incorporation and By-Laws. The Directors are responsible for deciding matters of overall policy and overseeing the actions of the Fund’s service providers. The officers and service providers of the Fund conduct and supervise the Fund’s daily business operations.

The Board is currently composed of three Independent Directors. The Board has selected Winthrop S. Jessup, an “interested” Director, to act as Chairman. Mr. Jessup’s duties include presiding at meetings of the Board and acting as a liaison with management to address significant issues that may arise between regularly scheduled Board and committee meetings. In the performance of his duties, Mr. Jessup consults with the other Directors and the Fund’s officers and legal counsel, as appropriate. The Chairman may perform other functions as requested by the Board from time to time.

The Board meets as often as necessary to discharge its responsibilities. Currently, the Board conducts regular, in-person meetings four times a year, and holds special in-person or telephonic meetings as necessary to address specific issues that require attention between regularly scheduled meetings. The Board has access to the Fund’s CCO, the Fund’s independent registered public accounting firm and independent legal counsel for consultation to assist the Directors in performing their oversight responsibilities.

The Board has established three standing committees, the Audit Committee, Nominating Committee and Fair Value Committee, discussed below. The Board may establish other committees, or nominate one or more Directors to examine particular issues related to the Board’s oversight responsibilities, from time to time. Each Committee meets periodically to perform its delegated oversight functions and reports its findings and recommendations to the Board.

The Board does not have a lead independent Director; however, Independent Directors comprise the Audit and Nominating Committees and the Independent Directors meet separately in executive session at each regularly scheduled Board meeting. The Directors have determined that the Fund’s leadership structure is appropriate because it allows the Directors to exercise informed judgment over matters under its purview and it allocates areas of responsibility among committees of the Board and the full Board in a manner that enhances effective oversight.

The Board performs its risk oversight function for the Fund through a combination of direct oversight by the Board as a whole and Board committees and indirectly through Chartwell Partners, Fund officers, compliance personnel and other service providers. The Fund is subject to a number of risks, including but not limited to investment risk, compliance risk, operational risk, reputational risk, valuation risk and counterparty risk. Day-to-day risk management functions are within the responsibilities of Chartwell Partners and the other service providers (depending on the nature of the risk) that carry out the Fund’s investment management and business affairs.

The Board provides risk oversight through: (i) receiving and reviewing on a regular basis reports from Chartwell Partners; (ii) receiving, reviewing and approving compliance policies and procedures; (iii) meeting regularly with the Fund’s portfolio managers to review investment policies, strategies and risks; and (iv) meeting regularly with the Fund’s CCO to discuss compliance findings and issues. The Board also relies on Chartwell Partners and other service providers, with respect to the day-to-day activities of the Fund, to create and maintain procedures and controls to minimize risk and the likelihood of adverse effects on the Fund’s business and reputation. Board oversight of risk management is also provided by various Board Committees. For example, the Audit Committee meets with the Fund’s independent registered public accounting firm to ensure that the Fund’s audit scope includes risk-based considerations as to the Fund’s financial position and operations.

The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight. The Board’s oversight role does not make the Board a guarantor of the Fund’s investments or activities.

Current Standing Committees and Board of Directors’ Meetings

As discussed above, the Fund currently maintains three standing committees, the Audit Committee, Nominating Committee and the Fair Value Committee. If elected, the new Board may determine to change the structure and composition of the standing Board committees.

Audit Committee: Currently, the Fund’s Audit Committee is comprised of all Directors who are not “interested persons” of the Fund, the Fund’s investment adviser or their affiliates within the meaning of the 1940 Act, and who are “independent” as defined in the New York Stock Exchange applicable listing standards. Currently, Messrs. Herlihy and Ormerod and Ms. Fairchild serve as members of the Audit Committee. The Audit Committee is responsible for the selection and engagement of the Fund’s independent auditors (subject to ratification by the Fund’s Independent Directors), including evaluating such auditors’ independence and pre-approving audit and non-audit services, and meeting with such auditors to consider and review matters relating to the Fund’s financial reports and accounting. In addition, the Audit Committee serves as the Fund’s Qualified Legal Compliance Committee. The Audit Committee has a written Charter, which is available on the Fund’s website at www.chartwellip.com. The Audit Committee held two meetings during the fiscal year ended November 30, 2010.

Nominating Committee: Currently, the Fund has a Nominating Committee that acts pursuant to a written charter. The Nominating Committee is responsible for selecting and nominating for consideration by the full Board candidates to be considered for election/appointment as additional Independent Directors of the Board. The Nominating Committee currently consists of Messrs. Herlihy and Ormerod and Ms. Fairchild. None of the members of the Nominating Committee is an “interested person” of the Fund as that term is defined in the 1940 Act. A copy of the Nominating Committee’s charter was attached to the Fund’s Proxy Statement for the 2010 annual meeting of shareholders as Annex A. It is not included on the Fund’s website. The Nominating Committee met once during the fiscal year ended November 30, 2010.

Other than as described in its charter, the Nominating Committee has not adopted a formal process for identifying and evaluating nominees, including nominees recommended by shareholders. The Nominating Committee does not have at this time specific, minimum qualifications for nominees and has not established formal specific qualities or skills that it regards as necessary for one or more the Fund’s Directors to possess (other than any qualities or skills that may be required by applicable law, regulation or listing standard). However, in identifying and evaluating nominees, the Nominating Committee considers factors it deems relevant, which may include: whether the person is an “interested person” as defined under the 1940 Act and whether the person is otherwise qualified under applicable laws and regulations to serve on the Fund’s Board; whether the person has any relationships that may impair his or her independence, such as any business, financial or family relationships with Fund management, the investment adviser of the Fund, Fund service providers or their affiliates; whether the person serves on any boards of, or is otherwise affiliated with, competing financial service organizations or their related funds; whether the person is willing to serve and willing and able to commit the time necessary for the performance of duties of a director of the Fund; the contribution which the person can make to the Board and the Fund, with consideration being given to the person’s business acumen, professional experience, education and such other factors as the Committee may consider relevant; and the character and integrity of the person. In addition, the Nominating Committee considers diversity in identifying director nominees by periodically reviewing the composition of the Board to determine whether it may be appropriate to add individuals with different backgrounds or skill sets from those already on the Board.

The Nominating Committee considers Independent Director nominees recommended by shareholders. Shareholders who wish to recommend a nominee should send a written request addressed to the Secretary of the Fund which includes the shareholder’s contact information, the proposed candidate’s biographical data and qualifications, and all other information relating to such person that is required to be disclosed in solicitations of proxies for the election of directors under Regulation 14A of the 1934 Act. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the Fund’s shareholders. All shareholder recommended nominee submissions must be received by the Fund by the deadline for submission of any shareholder proposals to be included in the Fund’s proxy statement for its next annual meeting. Recommendations for candidates to the Board will be evaluated in light of whether the number of Board members is expected to change and whether the Board expects any vacancies among the Independent Directors. All nominee recommendations from Fund shareholders will be acknowledged, although there may be times when the Committee is not actively recruiting new Independent Directors. In those circumstances, the nominee recommendation will be kept on file until active recruitment is under way. In the event that a vacancy arises or a change in Board membership is determined to be advisable, the Nominating Committee will, in addition to any shareholder recommendations, consider candidates identified by other means, including candidates proposed by members of the Nominating Committee. The Nominating Committee does not evaluate nominees for director differently based on whether the nominee is recommended by a security holder. While it has not done so in the past, the Nominating Committee may retain a consultant to assist the Committee in a search for a qualified candidate.

Fair Value Committee: The Fund currently has a standing Fair Value Committee whose function is to monitor the valuation of portfolio securities and other investments and, as authorized by the Board, to make all necessary determinations of fair value for the portfolio holdings for which market quotations are not readily available, after consideration of all relevant factors, and report such determinations to the full Board. The Fair Value Committee consists of five members: one Director of the Fund (Mr. Schaffer); two officers of the Fund (Messrs. Hagar and Toburen); and two representatives of SEI Investments Global Funds Services, the Fund’s administrator, who are non-voting members (Messrs. Michael Lawson and James Volk). The Fair Value Committee met twice during the fiscal year ended November 30, 2010.

The Fund has no compensation committee of the Board of Directors.

For the fiscal year ended November 30, 2010, the current Board of Directors held four regularly scheduled meetings and two special meetings. For the fiscal year ended November 30, 2010, each of the Directors currently in office attended at least 75% of the total number of meetings of the Board of Directors and of all Committees of the Board held during the period on which he or she served. The Fund does not have a formal policy regarding attendance by Directors at annual meetings of shareholders but encourages such attendance. All of the Directors then in office attended the Fund’s 2010 annual meeting of shareholders.

The election of the nominees as directors requires the affirmative vote of a plurality of votes cast at the second Meeting. If elected, the new directors will take office contingent upon the approval of the Proposed Investment Management Agreement at the first Meeting as well as the consummation of the transaction between Bexil Advisers and Chartwell, and the current directors will resign and the Board will decrease in size to four members.

THE BOARD OF DIRECTORS OF THE FUND UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES

REPORT OF THE AUDIT COMMITTEE;
INFORMATION REGARDING THE FUND’S
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Selection of Independent Registered Public Accounting Firm

The Fund’s Audit Committee selected, and the Fund’s Independent Directors ratified the selection of, the firm of Ernst & Young LLP (“Ernst & Young”) as the independent registered public accounting firm to audit the financial statements of the Fund for the fiscal year ended November 30, 2010. In reliance on Rule 32a-4 under the 1940 Act, the Fund is not seeking shareholder ratification of the selection of its independent registered public accounting firm. As of the date of this Proxy Statement, the Fund’s principal accountant for the fiscal year ending November 30, 2011 has not yet been selected. It is expected that the Audit Committee will select and the Fund’s Independent Directors will ratify the selection of the principal accountant for the fiscal year ending November 30, 2011 prior to the 2011 annual meeting of shareholders.

Representatives of Ernst & Young are not expected to be present at the Meeting, but will be available by telephone to respond to appropriate questions from shareholders, if necessary.

As of the date of this Proxy Statement, the audit of the Fund’s financial statements for the fiscal year ended November 30, 2010 is underway. It is expected that the Fund’s Annual Report containing audited financial statements for the fiscal year ended November 30, 2010 will be distributed to shareholders on or before January 29, 2011. The following provides information concerning the most recently completed audit of the Fund’s financial statement for the fiscal year ended November 30, 2009.

Report of the Audit Committee

The Fund’s Board of Directors has adopted and approved a formal written charter for the Audit Committee, which sets forth the Committee’s responsibilities. As required by the charter, the Audit Committee has received the written disclosures and the letter from Ernst & Young required by Rule 3526 of the Public Company Accounting Oversight Board and has discussed with Ernst & Young its independence with respect to the Fund. The Fund has been advised by Ernst & Young that neither the firm nor any of its partners had a direct financial or material indirect financial interest in the Fund as of January 20, 2010.

The Fund’s financial statements for the fiscal year ended November 30, 2009 were audited by Ernst & Young. The Audit Committee has reviewed and discussed the Fund’s audited financial statements with Fund management and Ernst & Young, and discussed certain matters with Ernst & Young addressed by Statements on Auditing Standards No. 114. Based on the foregoing review and discussions, the Audit Committee recommended to the Board of Directors (and the Board approved) that the Fund’s audited financial statements be included in the Fund’s annual report for the Fund’s fiscal year ended November 30, 2009.

Kenneth F. Herlihy, Chairman of the
Audit Committee
C. Warren Ormerod, Member of the
Audit Committee
Marie D. Fairchild, Member of the
Audit Committee

Audit Fees

The aggregate fees billed for professional services rendered by Ernst & Young for the audit of the Fund’s annual financial statements or for services that are normally provided in connection with statutory and regulatory filings or engagements were $46,500 for the fiscal year ended November 30, 2009 and $45,000 for the fiscal year ended November 30, 2008.

Audit-Related Fees

No fees were billed by Ernst &Young for the fiscal years ended November 30, 2009 and 2008 for any audit-related services.

Tax Fees

The aggregate fees billed for tax-related services, including tax return review, rendered by Ernst & Young to the Fund were $6,600 for the fiscal year ended November 30, 2009 and $6,600 for the fiscal year ended November 30, 2008.

All Other Fees

The aggregate fees billed by Ernst & Young for agreed-upon procedures performed on behalf of the Fund in relation to the Fund’s commercial paper program were $0 for the fiscal year ended November 30, 2009 and $21,500 for the fiscal year ended November 30, 2008.

Ernst & Young did not render any audit, audit-related, tax or any other services to Chartwell Partners or entities that control, are controlled by or under common control with Chartwell Partners that provide ongoing services to the Fund that related directly to the operations and financial reporting of the Fund for the fiscal year ended November 30, 2009 or the fiscal year ended November 30, 2008.

Audit Committee Pre-Approval Policies and Procedures

As of the date of this Proxy Statement, the Audit Committee has not adopted pre-approval policies and procedures. As a result, all services provided by Ernst & Young must be directly pre-approved by the Audit Committee or its Chairman. The Audit Committee pre-approved all of the audit and non-audit services provided by Ernst & Young to the Fund in 2009 and 2008.

Aggregate Non-Audit Fees

The aggregate non-audit fees billed by Ernst & Young for services provided to the Fund, Chartwell Partners, and any entities that control, are controlled by or under common control with Chartwell Partners that provides ongoing services to the Fund were $127,850 for the fiscal year ended November 30, 2009 and $151,600 for the fiscal year ended November 30, 2008. In recommending the approval of Ernst & Young as the Fund’s independent registered public accounting firm for the fiscal years ended November 30, 2009 and November 30, 2008, the Audit Committee considered whether the services described above, including all non-audit services rendered to the Fund, Chartwell Partners or an affiliate of Chartwell Partners that provides ongoing services to the Fund, were compatible with maintaining the independence of said firm.

OTHER BUSINESS

Management knows of no other matters to be presented at the Meetings. Under Maryland law, the only matters that may be acted on at a special meeting of shareholders are those stated in the notice of the special meeting. Accordingly, other than procedural matters relating to the approval of the Proposed Investment Management Agreement at the first Meeting or the election of directors at the second Meeting, no other business may properly come before either of the Meetings. If any such procedural matter requiring a vote of shareholders should arise, the persons named as proxies will vote on such procedural matter in accordance with their discretion.

ADDITIONAL INFORMATION

Administrator

SEI Investments Global Funds Services serves as the Fund’s administrator and is located at 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the 1934 Act and Section 30(h) of the 1940 Act in combination require the Fund’s Directors, officers, investment adviser, affiliates of the investment adviser, and persons who beneficially own more than 10% of the Fund’s outstanding securities (“Reporting Persons”), to file reports of ownership and changes in ownership with the SEC and the New York Stock Exchange. Such persons are required by SEC regulations to furnish the Fund with copies of all such filings. Based solely on a review of the copies of these reports furnished to the Fund and representations that no other reports were required to be filed, the Fund believes that its Reporting Persons complied with the applicable filing requirements during the fiscal year ended November 30, 2010.

Shareholder Proposals — 2011 Annual Meeting

A shareholder who intends to present a proposal which relates to a proper subject for shareholder action at the 2011 Annual Meeting of Shareholders, and who wishes such proposal to be considered for inclusion in the Fund’s proxy materials for such meeting, must have caused such proposal to be received, in proper form, at the Fund’s principal executive offices by November 12, 2010. Any such proposals, as well as any questions relating thereto, should be directed to the Fund to the attention of its Secretary.

Shareholder Communications with the Board of Directors

Fund shareholders who want to communicate with the Board or any individual Board member with respect to matters relating to the Fund should send a written communication addressed to the Board of Directors or to the individual Board member, c/o Chartwell Investment Partners, L.P., 1235 Westlakes Drive, Suite 400, Berwyn, Pennsylvania 19312. The letter should indicate that you are a Fund shareholder. If the communication is intended for a specific Board member and so indicates it will be sent only to that Board member. If a communication does not indicate a specific Board member it will be sent to the chair of the Nominating Committee and outside counsel to the Independent Directors for further distribution as deemed appropriate by such persons.

January 4, 2011

SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETINGS AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXIES AND RETURN THEM IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Exhibit A

FORM OF INVESTMENT MANAGEMENT AGREEMENT

AGREEMENT made as of          2011, by and between Chartwell Dividend and Income Fund, Inc., a Maryland corporation (the “Fund”) and Bexil Advisers LLC, a Maryland limited liability corporation (the “Investment Manager”).

WHEREAS the Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end management investment company; and

WHEREAS, the Fund desires to retain the Investment Manager to furnish certain investment advisory and portfolio management services to the Fund, and the Investment Manager desires to furnish such services;

NOW THEREFORE, in consideration of the mutual promises and agreements herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, it is hereby agreed between the parties hereto as follows:

1.	The Fund hereby employs the Investment Manager to manage the investment and reinvestment of its assets, including the regular furnishing of advice with respect to the Fund’s portfolio transactions subject at all times to the control and oversight of the Fund’s Board of Directors (the “Investment Advisory Services”), for the period and on the terms set forth in this Agreement. The Investment Manager hereby accepts such employment and agrees during such period to render the Investment Advisory Services and, if requested, any other services contemplated herein and to assume the obligations herein set forth, for the compensation herein provided. The Investment Manager shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Fund in any way, or otherwise be deemed an agent of the Fund.

2.	The Fund assumes and shall pay all the expenses required for the conduct of its business including, but not limited to:

a.	fees of the Investment Manager;

b.	fees and commissions in connection with the purchase and sale of portfolio securities for the Fund;

c.	costs, including the interest expense, of borrowing money;

d.	fees and premiums for the fidelity bond required by Section 17(g) of the 1940 Act, or other insurance;

e.	taxes levied against the Fund and the expenses of preparing tax returns and reports;

f.	auditing fees and expenses;

g.	legal fees and expenses (including reasonable fees for legal services rendered to the Fund by the Investment Manager or its affiliates);

h.	salaries and other compensation of (1) any of the Fund’s officers and employees who are not officers, directors, stockholders or employees of the Investment Manager or any of its affiliates, and (2) the Fund’s chief compliance officer to the extent determined by those directors of the Fund who are not interested persons of the Investment Manager or its affiliates (the “Independent Directors”);

i.	fees and expenses incidental to director and shareholder meetings of the Fund, the preparation and mailings of proxy material, prospectuses, and reports of the Fund to its shareholders, the filing of reports with regulatory bodies, and the maintenance of the Fund’s legal existence;

j.	costs of the listing (and maintenance of such listing) of the Fund’s shares on stock exchanges, and the registration of shares with Federal and state securities authorities;

k.	payment of dividends;

l.	costs of stock certificates;

m.	fees and expenses of the Independent Directors;

n.	fees and expenses for accounting, administration, bookkeeping, broker/dealer record keeping, clerical, compliance, custody, dividend disbursing, fulfillment of requests for Fund information, proxy soliciting, securities pricing, registrar, and transfer agent services (including costs and out-of-pocket expenses payable to the Investment Manager or its affiliates for such services);

o.	costs of necessary office space rental and Fund web site development and maintenance;

p.	costs of membership dues and charges of investment company industry trade associations; and

q.	such non-recurring expenses as may arise, including, without limitation, actions, suits or proceedings affecting the Fund and the legal obligation which the Fund may have to indemnify its officers and directors or settlements made.

3.	The Investment Adviser shall supply the Fund and the Board of Directors with reports and statistical data, as reasonably requested. In addition, if requested by the Fund’s Board of Directors, the Investment Manager or its affiliates may provide services to the Fund such as, without limitation, accounting, administration, bookkeeping, broker/dealer record keeping, clerical, compliance, custody, dividend disbursing, fulfillment of requests for Fund information, proxy soliciting, securities pricing, registrar, and transfer agent services. Any services so requested and performed will be for the account of the Fund and the costs and out-of-pocket charges of the Investment Manager and its affiliates in rendering such services shall be paid by the Fund, subject to prior approval and examination by the Independent Directors.

4.	The services of the Investment Manager are not to be deemed exclusive, and the Investment Manager shall be free to render similar services to others in addition to the Fund so long as its services hereunder are not impaired thereby.

5.	The Investment Manager shall create and maintain all necessary books and records in accordance with all applicable laws, rules and regulations, including but not limited to records required by Section 31(a) of the 1940 Act and the rules thereunder, as the same may be amended from time to time, pertaining to the Investment Advisory Services and other services, if any, performed by it hereunder and not otherwise created and maintained by another party pursuant to a written contract with the Fund. Where applicable, such records shall be maintained by the Investment Manager for the periods and in the places required by Rule 3la-2 under the 1940 Act. The books and records pertaining to the Fund which are in the possession of the Investment Manager shall be the property of the Fund and shall be surrendered promptly upon the Fund’s request, shall have access to such books and records at all times during the Investment Manager’s normal business hours. Upon the reasonable request of the Fund, copies of any such books and records shall be promptly provided by the Investment Manager to the Fund or the Fund’s authorized representatives. The Investment Manager shall keep confidential any information obtained in connection with its duties hereunder provided, however, if the Fund has authorized and directed certain disclosure or if such disclosure is expressly required or lawfully requested by applicable Federal or state regulatory authorities or otherwise, the Fund shall reimburse the Investment Manager for its expenses in connection therewith, including the reasonable fees and expenses of the Investment Manager’s outside legal counsel.

6.	For the Investment Advisory Services provided to the Fund pursuant to this Agreement, the Fund will pay to the Investment Manager and the Investment Manager will accept as full compensation therefor, a fee, payable on or before the tenth (10th) day of each calendar month, at the annual rate of 0.95% of the Fund’s Managed Assets (as defined below). Such fees shall be reduced as required by expense limitations imposed upon the Fund by any state in which shares of the Fund are sold. Reductions shall be made at the time of each monthly payment on an estimated basis, if appropriate, and an adjustment to reflect the reduction on an annual basis shall be made, if necessary, in the fee payable with respect to the last month in any calendar year of the Fund. The Investment Manager shall within ten (10) days after the end of each calendar year refund any amount paid in excess of the fee determined to be due for such year.

If this Agreement shall become effective subsequent to the first day of a month, or shall terminate before the last day of a month, the Investment Manager’s compensation for such fraction of the month shall be determined by applying the foregoing percentage to the Fund’s Managed Assets during such fraction of a month (calculated on an average daily basis if such fraction of a month is less than a week) and in the proportion that such fraction of a month bears to the entire month.

“Managed Assets” means the average weekly value of the Fund’s total assets minus the sum of the Fund’s liabilities, which liabilities exclude debt relating to leverage, short-term debt and the aggregate liquidation preference of any outstanding preferred stock.

7.	The Investment Manager shall direct portfolio transactions to broker/dealers for execution on terms and at rates which it believes, in good faith, to be reasonable in view of the overall nature and quality of services provided by a particular broker/dealer, including brokerage and research services. Subject to the foregoing and applicable laws, rules and regulations, the Investment Manager may also allocate portfolio transactions to broker/dealers that remit a portion of their commissions as a credit against Fund expenses. With respect to brokerage and research services, the Investment Manager may consider in the selection of broker/dealers brokerage or research provided and payment may be made of a fee higher than that charged by another broker/dealer which does not furnish brokerage or research services or which furnishes brokerage or research services deemed to be of lesser value, so long as the criteria of Section 28(e) of the Securities Exchange Act of 1934, as amended, or other applicable laws are met. Although the Investment Manager may direct portfolio transactions without necessarily obtaining the lowest price at which such broker/dealer, or another, may be willing to do business, the Investment Manager shall seek the best value for the Fund on each trade that circumstances in the market place permit, including the value inherent in on-going relationships with quality brokers. To the extent any such brokerage or research services may be deemed to be additional compensation to the Investment Manager from the Fund, it is authorized by this Agreement. The Investment Manager may place brokerage for the Fund through an affiliate of the Investment Manager, provided that such brokerage be undertaken in compliance with applicable law. The Investment Manager’s fees under this Agreement shall not be reduced by reason of any commissions, fees or other remuneration received by such affiliate from the Fund.

8.	Subject to and in accordance with the Articles of Incorporation or similar document, as amended (the “Charter”) and By-laws of the Fund and of the Investment Manager, it is understood that directors, officers, agents and shareholders of the Fund are or may be interested in the Fund as directors, officers, shareholders and otherwise, that the Investment Manager is or may be interested in the Fund as a shareholder or otherwise and that the effect and nature of any such interests shall be governed by law and by the provisions, if any, of said Charter or By-laws.

9.	This Agreement shall become effective upon the date hereinabove written and, unless sooner terminated as provided herein, this Agreement shall continue in effect for one year from the above written date. Thereafter, if not terminated, this Agreement shall continue automatically for successive periods of twelve months each, provided that such continuance is specifically approved at least annually (a) by a vote of a majority of the Directors of the Fund or by vote of the holders of a majority of the Fund’s outstanding voting securities of the Fund as defined in the 1940 Act and (b) by a vote of a majority of the Directors of the Fund who are not parties to this Agreement, or interested persons of such party. This Agreement may be terminated without penalty at any time either by vote of the Board of Directors of the Fund or by a vote of the holders of a majority of the outstanding voting securities of the Fund on 60 days’ written notice to the Investment Manager, or by the Investment Manager on 60 days’ written notice to the Fund. This Agreement shall immediately terminate in the event of its assignment.

10.	The Investment Manager shall not be liable to the Fund or any shareholder of the Fund for any error of judgment or mistake of law or for any loss suffered by the Fund or the Fund’s shareholders in connection with the matters to which this Agreement relates, but nothing herein contained shall be construed to protect the Investment Manager against any liability to the Fund or the Fund’s shareholders by reason of breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of obligations and duties under this Agreement.

11.	The Investment Manager shall not be liable for delays or errors occurring by reason of circumstances beyond its control, including but not limited to acts of civil or military authority, national emergencies, work stoppages, fire, flood, catastrophe, acts of God, insurrection, war, riot, or failure of communication or power supply. In the event of equipment breakdowns beyond its control, the Investment Manager shall take reasonable steps to minimize service interruptions but shall have no liability with respect thereto. Notwithstanding anything herein to the contrary, the Investment Manager shall have in place at all times a reasonable disaster recovery plan and program.

12.	As used in this Agreement, the terms “interested person,” “assignment,” and “majority of the outstanding voting securities” shall have the meanings provided therefor in the 1940 Act, and the rules and regulations thereunder.

13.	This Agreement shall be construed in accordance with and governed by the laws of the State of Maryland, provided, however, that nothing herein shall be construed in a manner inconsistent with the 1940 Act or any rule or regulation promulgated thereunder.

14.	This Agreement constitutes the entire agreement between the parties hereto and supersedes any prior agreement, with respect to the subject hereof whether oral or written. If any provision of this Agreement shall be held or made invalid by a court or regulatory agency, decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement may be amended at any time, but only by written agreement between the Investment Manager and the Fund, which amendment has been authorized by the Board, including the vote of a majority of the Independent Directors and, where required by the 1940 Act, the shareholders of the Fund.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.

CHARTWELL DIVIDEND AND INCOME FUND, INC.

By:

BEXIL ADVISERS LLC

By:

Exhibit B

Form of Fee Waiver Letter

BEXIL ADVISERS LLC
11 Hanover Square
New York, NY 10005

          , 2011

Board of Directors
Chartwell Dividend and Income Fund, Inc.
11 Hanover Square
New York, NY 10005

Dear Ladies and Gentlemen:

Chartwell Dividend and Income Fund, Inc. (the “Fund”) has entered into an Investment Management Agreement with Bexil Advisers LLC (the “Investment Manager”) with the same effective date as this letter agreement whereby the Investment Manager furnishes certain investment advisory and portfolio management services to the Fund.

The Investment Manager hereby agrees to waive up to 10 basis points annually of the fees payable to it under the Investment Management Agreement to the extent that the ratio stated as a percentage of the Fund’s total operating expenses (excluding commercial paper fees and interest expense, borrowing interest and fees, brokerage commissions, taxes, fees and expenses of investing in other investment companies, and extraordinary expenses) to the Fund’s Managed Assets (as defined in the Investment Management Agreement) exceeds at the annual rate the lesser of (1) 1.58% or (2) the ratio stated as a percentage set forth in the Financial Highlights of the Fund’s audited annual report for the year ending November 30, 2010 in the line entitled “Total operating expenses including waiver of fees,” restated as a percentage of Managed Assets.

The Investment Manager further agrees that it is not entitled to recoup any fees duly waived hereunder.

This letter agreement is subject to the terms and conditions of the Investment Management Agreement and shall be governed by, and construed and enforced in accordance with the laws of the State of Maryland, except insofar as federal laws and regulations are controlling. This letter agreement shall become effective upon the date hereinabove written and, unless sooner amended or terminated with the approval of the Fund’s Board of Directors, shall continue in effect for two years, or if sooner, upon the termination of the Investment Management Agreement.

If you are in agreement with the foregoing, please sign the form of acceptance below.

Very truly yours,

BEXIL ADVISERS LLC

By:
Thomas B. Winmill, President

Agreed And Accepted:

CHARTWELL DIVIDEND AND INCOME FUND, INC.

By:

B-1

Exhibit C

Chartwell Investment Partners, L.P.

The following table provides the names of the Managing Partners and officers of Chartwell Partners and their principal occupations. The address of each person listed below is c/o Chartwell Partners, 1235 Westlakes Drive, Suite 400, Berwyn, Pennsylvania 19312.

Name	Position with Chartwell Partners	Principal Occupation

Edward N. Antoian	Managing Partner, Vice President	Senior Portfolio Manager
George H. Burwell	Managing Partner	Senior Portfolio Manager
David C. Dalrymple	Managing Partner	Senior Portfolio Manager
G. Gregory Hagar	Managing Partner, Treasurer and Secretary	Chief Financial Officer and Chief Compliance Officer
John A. Heffern	Managing Partner	Senior Portfolio Manager
Michael D. Jones	Managing Partner	Senior Portfolio Manager
Michael J. McCloskey	Managing Partner, Vice President	Director of Client Service and Marketing
Kevin A. Melich	Managing Partner	Senior Portfolio Manager
Timothy J. Riddle	Managing Partner, President	Chief Executive Officer
Bernard P. Schaffer	Managing Partner, Vice President	Senior Portfolio Manager
Christine F. Williams	Managing Partner	Senior Portfolio Manager

Bexil Advisers LLC

The following table provides the names of the directors and officers of Bexil Advisers and their principal occupations. The address of each person listed below is c/o Bexil Advisers, 11 Hanover Square, New York, New York 10005:

Name	Position with Bexil Advisers	Principal Occupation

Thomas B. Winmill	Manager, Chief Executive Officer, President, and General Counsel since 2010	Director, Chief Executive Officer, President, and General Counsel (since 1995) of: Midas Fund, Inc., Midas Perpetual Portfolio, Inc., Midas Special Fund, Inc., Foxby Corp., and Global Income Fund, Inc. (registered investment companies); Midas Management Corporation and CEF Advisers, Inc. (registered investment advisers); Midas Securities Group, Inc. and Bexil Securities LLC (since 2010) (registered broker-dealers); Bexil Corporation; and Winmill & Co. Incorporated. General Counsel of Tuxis Corporation since 1995. Manager of Bexil Securities LLC since 2010.

Name	Position with Bexil Advisers	Principal Occupation

Thomas O’Malley	Manager, Chief Accounting Officer, Chief Financial Officer, Treasurer and Vice President since 2010	Chief Accounting Officer, Chief Financial Officer, Treasurer and Vice President (since 2005) of: Midas Fund, Inc., Midas Perpetual Portfolio, Inc., Midas Special Fund, Inc., Foxby Corp., and Global Income Fund, Inc. (registered investment companies); Midas Management Corporation and CEF Advisers, Inc. (registered investment advisers); Midas Securities Group, Inc. and Bexil Securities LLC (since 2010) (registered broker-dealers); Bexil Corporation; Tuxis Corporation; and Winmill & Co. Incorporated. Director of Midas Management Corporation, CEF Advisers, Inc., and Midas Securities Group, Inc. since 2005. Manager of Bexil Securities LLC since 2010.
John F. Ramirez	Chief Compliance Officer, Secretary, Vice President and Associate General Counsel since 2010	Chief Compliance Officer, Vice President, Secretary (since 2005), and Associate General Counsel (since 2009) of: Midas Fund, Inc., Midas Perpetual Portfolio, Inc., Midas Special Fund, Inc., Foxby Corp., and Global Income Fund, Inc. (registered investment companies); Midas Management Corporation and CEF Advisers, Inc. (registered investment advisers); Midas Securities Group, Inc. and Bexil Securities LLC (since 2010) (registered broker-dealers); Bexil Corporation; Tuxis Corporation; and Winmill & Co. Incorporated.

Current Officers of the Fund

The following table shows certain information about the current officers of the Fund. Officers of the Fund are elected by the Board of Directors and, subject to the earlier termination of office, each officer holds office for the term of one year and until his or her successor is elected and qualified. It is expected that upon the Closing, the current officers will resign and that the new Board will appoint new officers to fill the vacancies.

Name, Address(1)		Principal Occupation(s)
and Age of Officer	Position(s) Held with the Fund	During Past Five Years

Winthrop S. Jessup Age 65	Chairman of the Board, President and Director (since 1998)	Limited Partner, Chartwell Investment Partners, L.P. and Chartwell G.P. Inc. (since 1997); Director, Georgia Banking Company (since 1998); Director and Chief Executive Officer, Rigel Capital LLC (investment adviser) (2009-2010); Managing Partner, Chartwell Investment Partners, L.P. and Chartwell G.P., Inc. (1997 to 2005).
Bernard P. Schaffer Age 66	Vice President and Director (since 1998)	Managing Partner and Portfolio Manager of Chartwell Investment Partners, L.P. and Partner of Chartwell G.P., Inc. (since 1997).
Kevin A. Melich Age 68	Vice President (since 1998)	Managing Partner and Portfolio Manager of Chartwell Investment Partners, L.P. and of Chartwell G.P., Inc. (since 1997).
Timothy J. Riddle Age 54	Vice President (since 1998)	Managing Partner and Chief Executive Officer of Chartwell and Investment Partners, L.P. and of Chartwell G.P., Inc. (since 1997).
G. Gregory Hagar Age 42	Vice President (since 1998), Treasurer and Chief Compliance Officer (since 2004)	Managing Partner (since 2007), Chief Compliance Officer (since 2004) and Chief Financial Officer (since 1997) of Chartwell Investment Partners, L.P.
Andrew S. Toburen Age 39	Vice President (since 2003)	Fixed Income Portfolio Manager, Chartwell Investment Partners, L.P. (since 1999).
Michael P. Malloy(2) Age 51	Secretary (since 1998)	Partner in the law firm of Drinker Biddle & Reath LLP (since 1993).
Maria E. Pollack Age 65	Assistant Secretary (since 1998)	Director of Client Administration for Chartwell Investment Partners, L.P. (since 1997).

(1)	Unless otherwise noted, the business address of each officer and Director of the Fund is c/o Chartwell Investment Partners, 1235 Westlakes Drive, Suite 400, Berwyn, Pennsylvania 19312.

(2)	Mr. Malloy’s business address is One Logan Square, Suite 2000, Philadelphia, Pennsylvania 19103.

Exhibit D

Financial Highlights
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE
BEEN DERIVED FROM INFORMATION PROVIDED IN THE
FINANCIAL STATEMENTS

	For the
	Six Months
	Ended		For the
	May 31,		Year Ended
	2010		November 30,
	(unaudited)		2009

Net asset value, beginning of period	$4.19		$3.67

Income/(loss) from investment operations:(1)
Net investment income (loss)	0.09		(0.21)
Net realized and unrealized gain (loss) on investment transactions and written call options	(0.04)		1.14

Total from investment operations	(0.05)		0.93

Less dividends and distributions:
Dividends from net investment income	(0.20)		(0.39)
Tax return of capital	—		(0.02)

Total dividends and distributions	(0.20)		(0.41)

Net asset value, end of period	$4.04		$4.19

Market value, end of period	$3.79		$3.65

Total return based on:(2)
Net asset value	1.48%		29.42%

Market value	9.28%		59.14%

Ratios and supplemental data:(3)
Net assets, end of period (000 omitted)	$68,262		$73,887
Total expenses including waiver of fees(5)	2.54	%(6)	2.89%
Total expenses excluding waiver of fees(5)	2.66	%(6)	3.01%
Total operating expenses including waiver of fees(4)(5)	1.85	%(6)	1.91%
Total operating expenses excluding waiver of fees(4)(5)	1.96	%(6)	2.03%
Commercial paper fees and interest expense(5)	0.70	%(6)	0.98%
Net investment income including waiver of fees(5)	4.26	%(6)	5.43%
Portfolio turnover	30%		73%
Leverage analysis:
Aggregate amount outstanding at end of period (000 omitted)	N/A		$10,000
Average daily balance of amortized cost of commercial paper outstanding (000 omitted)	N/A		$9,960
Asset coverage per $1,000 at end of period	N/A		$7,425

(1)	Based on average shares outstanding.

(2)	Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Total investment return does not reflect brokerage commissions. Dividends and distributions, if any, are assumed for the purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment returns based on market value can be significantly greater or less than investment returns based on net asset value. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares.

(3)	Ratios are stated as a percentage of average net assets attributable to common shares.

(4)	Exclusive of commercial paper fees and interest expense.

(5)	Ratios are unaudited, see supplemental disclosure on page D-4 for ratios calculated based on managed assets.

(6)	Annualized.

Amounts designated as “—” are $0.

Financial Highlights (continued)
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE
BEEN DERIVED FROM INFORMATION PROVIDED IN THE
FINANCIAL STATEMENTS

	For the Years Ended
	November 30,
	2008	2007

Net asset value, beginning of year	$8.16	$9.55

Income/(loss) from investment operations:(1)
Net investment income	0.56	0.80
Net realized and unrealized loss on investment transactions and written call options	(4.19)	(1.30)

Total from investment operations	(3.63)	(0.50)

Less dividends and distributions:
Dividends from net investment income	(0.59)	(0.84)
Tax return of capital	(0.27)	(0.05)

Total dividends and distributions	(0.86)	(0.89)

Net asset value, end of year	$3.67	$8.16

Market value, end of year	$2.60	$7.35

Total return based on:(2)
Net asset value	(47.75)%	(6.05)%

Market value	(58.90)%	(17.19)%

Ratios and supplemental data:(3)
Net assets, end of year (000 omitted)	$62,022	$137,953
Total expenses including waiver of fees(5)	3.47%	3.62%
Total expenses excluding waiver of fees(5)	3.62%	3.75%
Total operating expenses including waiver of fees(4)(5)	1.76%	1.56%
Total operating expenses excluding waiver of fees(4)(5)	1.91%	1.70%
Commercial paper fees and interest expense(5)	1.71%	2.06%
Net investment income including waiver of fees(5)	8.62%	8.52%
Portfolio turnover	54%	74%
Leverage analysis:
Aggregate amount outstanding at end of year (000 omitted)	$10,000	$55,000
Average daily balance of amortized cost of commercial paper outstanding (000 omitted)	$47,921	$54,790
Asset coverage per $1,000 at end of year	$15,880	$3,903

(1)	Based on average shares outstanding.

(2)	Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Total investment return does not reflect brokerage commissions. Dividends and distributions, if any, are assumed for the purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment returns based on market value can be significantly greater or less than investment returns based on net asset value. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares.

(3)	Ratios are stated as a percentage of average net assets attributable to common shares.

(4)	Exclusive of commercial paper fees and interest expense.

(5)	Ratios are unaudited, see supplemental disclosure on page D-4 for ratios calculated based on managed assets.

Financial Highlights (concluded)
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE
BEEN DERIVED FROM INFORMATION PROVIDED IN THE
FINANCIAL STATEMENTS

	For the Years Ended
	November 30,
	2006	2005

Net asset value, beginning of year	$8.65	$8.96

Income/(loss) from investment operations:(1)
Net investment income	0.63	0.61
Net realized and unrealized gain on investment transactions and written call options	1.20	0.08

Total from investment operations	1.83	0.69

Less dividends and distributions:
Dividends from net investment income	(0.93)	(0.53)
Distributions in excess	—	(0.01)
Tax return of capital	—	(0.46)

Total dividends and distributions	(0.93)	(1.00)

Net asset value, end of year	$9.55	$8.65

Market value, end of year	$9.78	$10.70

Total return based on:(2)
Net asset value	22.51%	8.19%

Market value	0.36%	18.14%

Ratios and supplemental data:(3)
Net assets, end of year (000 omitted)	$160,613	$144,352
Total expenses including waiver of fees(5)	3.55%	2.90%
Total expenses excluding waiver of fees(5)	3.69%	3.04%
Total operating expenses including waiver of fees(4)(5)	1.57%	1.59%
Total operating expenses excluding waiver of fees(4)(5)	1.71%	1.73%
Commercial paper fees and interest expense(5)	1.98%	1.31%
Net investment income including waiver of fees(5)	6.96%	7.00%
Portfolio turnover	96%	80%
Leverage analysis:
Aggregate amount outstanding at end of year (000 omitted)	$10,000	$55,000
Average daily balance of amortized cost of commercial paper outstanding (000 omitted)	$47,921	$54,794
Asset coverage per $1,000 at end of year	$15,880	$3,679

(1)	Based on average shares outstanding.

(2)	Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Total investment return does not reflect brokerage commissions. Dividends and distributions, if any, are assumed for the purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment returns based on market value can be significantly greater or less than investment returns based on net asset value. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares.

(3)	Ratios are stated as a percentage of average net assets attributable to common shares.

(4)	Exclusive of commercial paper fees and interest expense.

(5)	Ratios are unaudited, see supplemental disclosure on page D-4 for ratios calculated based on managed assets.

Supplemental Information to Financial Highlights

The following table provides the income and expense ratios that were reported in the financial highlights section of the Fund’s annual reports for the most recent five fiscal years ended November 30, as well as the semi-annual report for the six months ended May 31, 2010. All income and expense ratios below are calculated as a percentage of average managed assets, which includes those assets held and purchased using proceeds from leverage. The income and expense ratios for the six months ended May 31, 2010 are annualized.

Income and Expense Ratios Calculated Based on Managed Assets

		For the Years Ended November 30,
	5/31/10	2009	2008	2007	2006	2005

Total expenses including waiver of fees	2.18%	2.50%	2.41%	2.69%	2.59%	2.11%
Total expenses excluding waiver of fees	2.28%	2.60%	2.51%	2.79%	2.68%	2.21%
Total operating expenses including waiver of fees	1.58%	1.66%	1.22%	1.15%	1.13%	1.15%
Total operating expenses excluding waiver of fees	1.68%	1.76%	1.32%	1.26%	1.24%	1.25%
Commercial paper fees and interest expense	0.60%	0.85%	1.19%	1.53%	1.44%	0.95%
Net investment income including waiver of fees	3.65%	4.71%	5.97%	6.33%	5.07%	5.09%

FORM OF PROXY CARD
CHARTWELL DIVIDEND AND INCOME FUND, INC.
First Special Meeting of Shareholders — January 31, 2011
     THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF CHARTWELL DIVIDEND AND INCOME FUND, INC. (THE “FUND”) FOR USE AT THE FIRST SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JANUARY 31, 2011 AT 8:30 A.M. (EASTERN TIME) AT THE OFFICES OF CHARTWELL INVESTMENT PARTNERS, L.P. (“CHARTWELL PARTNERS”), 1235 WESTLAKES DRIVE, SUITE 400, BERWYN, PENNSYLVANIA.
     The undersigned hereby appoints Timothy Riddle and G. Gregory Hagar, and each of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated Special Meeting (the “Meeting”), and all adjournments or postponements thereof, all shares of common stock held of record by the undersigned upon the following matter, and upon any other procedural matter related to this matter, which may properly come before the Meeting or any adjournments or postponements thereof, at their discretion with all the power the undersigned would have if personally present. The effectiveness of the new investment management agreement and the election of any nominee as a director are contingent upon the approval of the other and on the closing of the transaction among Bexil Corporation, Bexil Advisers LLC and Chartwell Partners, as described in the accompanying Proxy Statement.
Please indicate your vote by placing an “X” in the appropriate box below.

To consider and vote upon the approval of a new investment management agreement between the Fund and Bexil Advisers LLC.

____ FOR       ____ AGAINST      ____ ABSTAIN

To vote and otherwise represent the undersigned on any other matter that may properly come before the Meeting or any adjournments or postponements thereof in the discretion of the proxy holder.

     If you have any questions regarding the proxy material or voting your shares, please call 1-877-732-3616 toll-free between 9:00 a.m. and 11:00 p.m. Eastern Time, Monday through Friday, to speak with The Altman Group which is assisting in the solicitation of proxies.

     Every properly signed proxy will be voted in the manner specified hereon and, in the absence of specification, will be treated as GRANTING authority to vote FOR the approval of the new investment management agreement. In addition, votes entitled to be cast by the undersigned will be cast in the discretion of the proxy holder on any other procedural matter that may properly come before the Meeting or any adjournments or postponements thereof, including adjournment or postponement of the Meeting in the event that sufficient votes in favor of the proposal are not received. By execution of this proxy, the undersigned hereby acknowledges receipt of the Notice of the Meeting and the Proxy Statement.

PLEASE SIGN, DATE AND RETURN PROMPTY IN THE ENCLOSED ENVELOPE.

NOTE:	Please sign exactly as your name appears on this proxy card. Joint owners must each sign. When signing as executor, administrator, attorney, trustee, guardian or custodian for a minor, please give full title as such. If a corporation, this signature should be that of an authorized officer, please sign in full corporate name and indicate the signer’s title.

Signature

Date

Additional Signatures (if held jointly)

Date
Important Notice Regarding the Availability of Proxy Materials for the Meeting: The Notice of the Meeting and Proxy Statement are available at www.chartwellip.com. To obtain directions to attend the Meeting, please call toll-free 1-866-585-6552.

FORM OF PROXY CARD
CHARTWELL DIVIDEND AND INCOME FUND, INC.
Second Special Meeting of Shareholders — January 31, 2011
     THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF CHARTWELL DIVIDEND AND INCOME FUND, INC. (THE “FUND”) FOR USE AT THE SECOND SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JANUARY 31, 2011 AT 9:00 A.M. (EASTERN TIME) AT THE OFFICES OF CHARTWELL INVESTMENT PARTNERS, L.P. (CHARTWELL PARTNERS”), 1235 WESTLAKES DRIVE, SUITE 400, BERWYN, PENNSYLVANIA.
     The undersigned hereby appoints Timothy Riddle and G. Gregory Hagar, and each of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated Special Meeting (the “Meeting”), and all adjournments or postponements thereof, all shares of common stock held of record by the undersigned upon the following matter, and upon any other procedural matter related to this matter, which may properly come before the Meeting or any adjournments or postponements thereof, at their discretion with all the power the undersigned would have if personally present. The effectiveness of the new investment management agreement and the election of any nominee as a director are contingent upon the approval of the other and on the closing of the transaction among Bexil Corporation, Bexil Advisers LLC and Chartwell Partners, as described in the accompanying Proxy Statement.
Please indicate your vote by placing an “X” in the appropriate box below.
To elect four Directors:
(01)	Peter K. Werner

(02)	James E. Hunt

(03)	Bruce B. Huber

(04)	Thomas B. Winmill

☐	FOR all the nominees

☐	WITHHOLD from all nominees

☐ For All EXCEPT:

INSTRUCTION: To withhold authority to vote for any individual nominee, check the box “For All Except” and write that nominee’s number for whom you do not want to vote on the line provided above.
To vote and otherwise represent the undersigned on any other matter that may properly come before the Meeting or any adjournments or postponements thereof in the discretion of the proxy holder.
     If you have any questions regarding the proxy material or voting your shares, please call 1-877-732-3616 toll-free between 9:00 a.m. and 11:00 p.m. Eastern Time, Monday through Friday, to speak with The Altman Group which is assisting in the solicitation of proxies.

     Every properly signed proxy will be voted in the manner specified hereon and, in the absence of specification, will be treated as GRANTING authority to vote FOR the election of each of the nominees. In addition, votes entitled to be cast by the undersigned will be cast in the discretion of the proxy holder on any other procedural matter that may properly come before the Meeting or any adjournments or postponements thereof, including adjournment or postponement of the Meeting in the event that sufficient votes in favor of the proposal are not received. By execution of this proxy, the undersigned hereby acknowledges receipt of the Notice of the Meeting and the Proxy Statement.

PLEASE SIGN, DATE AND RETURN PROMPTY IN THE ENCLOSED ENVELOPE.

NOTE:	Please sign exactly as your name appears on this proxy card. Joint owners must each sign. When signing as executor, administrator, attorney, trustee, guardian or custodian for a minor, please give full title as such. If a corporation, this signature should be that of an authorized officer, please sign in full corporate name and indicate the signer’s title.

Signature

Date

Additional Signatures (if held jointly)

Date

Important Notice Regarding the Availability of Proxy Materials for the Meeting: The Notice of the Meeting and Proxy Statement are available at www.chartwellip.com. To obtain directions to attend the Meeting, please call toll-free 1-866-585-6552.